                                                                  Exhibit 4.8a

                                                                  EXECUTION COPY




                               INDENTURE OF TRUST
                             AND SECURITY AGREEMENT
                                  (Kintigh A-1)



                             Dated as of May 1, 1999


                                     between


                                KINTIGH FACILITY
                                   TRUST A-1,
                                 as Owner Trust

                                       and

                             BANKERS TRUST COMPANY,
                              as Indenture Trustee


                                     KINTIGH
                         COAL-FIRED GENERATION FACILITY

                                TABLE OF CONTENTS

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SECTION 1 DEFINITIONS .....................................................................................................        5

SECTION 2 THE LESSOR NOTES ................................................................................................        5
         Section 2.1  Limitation on Notes .................................................................................        5
         Section 2.2  Lessor Notes ........................................................................................        5
         Section 2.3  Execution and Authentication of Notes ...............................................................        6
         Section 2.4  Issuance and Terms of the Lessor Notes ..............................................................        6
         Section 2.5  Payments from Indenture Estate Only; No Personal Liability of the Owner Trust, the
                           Owner Participant or the Indenture Trustee .....................................................        7
         Section 2.6  Method of Payment ...................................................................................        8
         Section 2.7  Application of Payments .............................................................................        9
         Section 2.8  Registration, Transfer and Exchange of Notes ........................................................        9
         Section 2.9  Mutilated, Destroyed, Lost or Stolen Notes ..........................................................       10
         Section 2.10  Redemptions; Assumption ............................................................................       10
         Section 2.11  Payment of Expenses on Transfer ....................................................................       13
         Section 2.12  Additional Lessor Notes ............................................................................       13
         Section 2.13  Restrictions on Transfer Resulting from Federal Securities Laws; Legend ............................       15
         Section 2.14  Security for and Parity of Notes ...................................................................       15
         Section 2.15 Acceptance of the Indenture Trustee .................................................................       16

SECTION 3 RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM INDENTURE ESTATE ...........................................       16
         Section 3.1  Distribution of Basic Rent ..........................................................................       16
         Section 3.2  Payments Following Event of Loss or Other Early Termination .........................................       17
         Section 3.3  Payments After Indenture Event of Default ...........................................................       18
         Section 3.4  Investment of Certain Payments Held by the Indenture Trustee ........................................       19
         Section 3.5  Application of Certain Other Payments ...............................................................       19
         Section 3.6  Other Payments ......................................................................................       20
         Section 3.7  Excepted Payments ...................................................................................       20
         Section 3.8  Distributions to the Owner Trust ....................................................................       20
         Section 3.9  Payments Under Assigned Documents ...................................................................       20
         Section 3.10  Disbursement of Amounts Received by the Indenture Trustee ..........................................       21

SECTION 4 DEFAULTS; REMEDIES OF INDENTURE TRUSTEE .........................................................................       21
         Section 4.1  Occurrence of Indenture Event of Default ............................................................       21
         Section 4.2  Remedies of the Indenture Trustee ...................................................................       23
         Section 4.3  Right to Cure Certain Lease Events of Default .......................................................       25
         Section 4.4  Rescission of Acceleration ..........................................................................       27
         Section 4.5  Return of Indenture Estate, Etc. ....................................................................       27
         Section 4.6  Power of Sale and Other Remedies ....................................................................       28
         Section 4.7  Appointment of Receiver .............................................................................       29
         Section 4.8  Remedies Cumulative .................................................................................       30


                                                                       Indenture

                                      iii
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
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         Section 4.9  Waiver of Various Rights by the Owner Trust .........................................................       30
         Section 4.10  Discontinuance of Proceedings ......................................................................       30
         Section 4.11  No Action Contrary to the Lessee's Rights Under the Lease ..........................................       31
         Section 4.12  Right of the Indenture Trustee to Perform Covenants, Etc. ..........................................       31
         Section 4.13  Further Assurances .................................................................................       31
         Section 4.14  Waiver of Past Defaults ............................................................................       31

SECTION 5 DUTIES OF INDENTURE TRUSTEE; ....................................................................................       32
         Section 5.1  Notice of Action Upon Indenture Event of Default ....................................................       32
         Section 5.2  Actions upon Instructions Generally .................................................................       32
         Section 5.3  Actions Upon Payment of Notes or Termination of Lease ...............................................       32
         Section 5.4  Compensation of the Indenture Trustee; Indemnification ..............................................       32
         Section 5.5  No Duties Except as Specified; No Action Except Under Lease, Indenture or
                           Instructions ...................................................................................       33
         Section 5.6  Certain Rights of the Owner Trust ...................................................................       33
         Section 5.7  Restrictions on Dealing with Indenture Estate .......................................................       35
         Section 5.8  Filing of Financing Statements and Continuation Statements ..........................................       35

SECTION 6 INDENTURE TRUSTEE AND OWNER TRUST ...............................................................................       36
         Section 6.1  Acceptance of Trusts and Duties .....................................................................       36
         Section 6.2  Absence of Certain Duties ...........................................................................       37
         Section 6.3  Representations, Warranties and Covenants ...........................................................       38
         Section 6.4  No Segregation of Moneys; No Interest ...............................................................       39
         Section 6.5  Reliance; Agents; Advice of Experts .................................................................       39

SECTION 7 SUCCESSOR INDENTURE TRUSTEES AND SEPARATE TRUSTEES ..............................................................       40
         Section 7.1  Resignation or Removal of the Indenture Trustee; Appointment of Successor ...........................       40
         Section 7.2  Appointment of Additional and Separate Trustees .....................................................       41

SECTION 8 SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE AND OTHER DOCUMENTS ................................................       43
         Section 8.1  Supplemental Indentures and Other Amendments With Consent, Conditions and
                           Limitations ....................................................................................       43
         Section 8.2  Supplemental Indentures and Other Amendments Without Consent ........................................       44
         Section 8.3  Conditions to Action by the Indenture Trustee .......................................................       44

SECTION 9 MISCELLANEOUS ...................................................................................................       45
         Section 9.1  Surrender, Defeasance and Release ...................................................................       45
         Section 9.2  Conveyances Pursuant to Section 5.2 of Site Lease ...................................................       46
         Section 9.3  Appointment of the Indenture Trustee as Attorney; Further Assurances ................................       46
         Section 9.4  Indenture for Benefit of Certain Persons Only .......................................................       47
         Section 9.5  Notices, Furnishing Documents, etc. .................................................................       47
         Section 9.6  Severability ........................................................................................       48
         Section 9.7  Limitation of Liability .............................................................................       48
         Section 9.8  Written Changes Only ................................................................................       48

                                                                       Indenture

                                       iv
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         Section 9.9  Counterparts ........................................................................................       49
         Section 9.10  Successors and Permitted Assigns ...................................................................       49
         Section 9.11  Headings and Table of Contents .....................................................................       49
         Section 9.12  Governing Law ......................................................................................       49
         Section 9.13  Reorganization Proceedings with Respect to the Trust Estate ........................................       49
         Section 9.14  Withholding Taxes; Information Reporting ...........................................................       50


EXHIBITS

Exhibit - A Description of Facility
Exhibit - B Description of Facility Site
Exhibit - C Form of 2017 Lessor Note
Exhibit - D Form of 2029 Lessor Note


                                                                       Indenture

                    INDENTURE OF TRUST AND SECURITY AGREEMENT
                                  (Kintigh A-1)


                  This INDENTURE OF TRUST AND SECURITY AGREEMENT (Kintigh A-1) (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Indenture"), dated as of May 1, 1999, between KINTIGH FACILITY TRUST A-1, a Delaware business trust, as grantor (the "Owner Trust"), and BANKERS TRUST COMPANY, as grantee (the "Indenture Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Owner Trust and the Lessee will enter into that certain Facility Lease Agreement (Kintigh A-1), dated as of May 1, 1999 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Lease"), pursuant to which the Owner Trust will lease to the Lessee and the Lessee will lease from the Owner Trust for a term of years the Owner Trust's 25.000% undivided interest as tenant in common in and to the Facility with the right to nonexclusive possession thereof (the "Undivided Interest");

                  WHEREAS, AEE will lease a corresponding 25.000% undivided interest as tenant in common in and to the Facility Site with the right to nonexclusive possession thereof (the "Ground Interest") to the Owner Trust pursuant to the Site Lease and the Owner Trust simultaneously therewith will sublease the Ground Interest back to AEE pursuant to the Site Sublease;

                  WHEREAS, the Facility is more particularly described in Exhibit A attached hereto and made a part hereof and is located on the Facility Site, which is more particularly described in Exhibit B attached hereto and made a part hereof;

                  WHEREAS, the Owner Trust was authorized and directed in the Trust Agreement (Kintigh A-1), dated as of May 1, 1999 (the "Trust Agreement"), between Wilmington Trust Company and the Owner Participant to execute and deliver this Indenture;

                  WHEREAS, in connection with the transactions contemplated by the Trust Agreement, the Owner Trust entered into the Participation Agreement;

                  WHEREAS, the Owner Trust, pursuant to the Trust Agreement and the Participation Agreement, will purchase the Undivided Interest from NYSEG and NGE and concurrently therewith will lease such Undivided Interest to the Lessee pursuant to the Lease;

                  WHEREAS, in accordance with this Indenture, the Owner Trust will execute and deliver the Lessor Notes, the proceeds of which will be used by the Owner Trust to finance a portion of the Purchase Price, and will grant to the Indenture Trustee the security interests herein provided;

                                                                       Indenture

                  WHEREAS, this Indenture is regarded as a security agreement under the Uniform Commercial Code of the State of New York; and

                  WHEREAS, the Owner Trust and the Indenture Trustee desire to enter into this Indenture, to, among other things, provide for (a) the issuance by the Owner Trust of the Lessor Notes, (b) the assignment by the Owner Trust to the Indenture Trustee, as part of the Indenture Estate, of the Undivided Interest, the Ground Interest, the Owner Trust's interest as tenant under the Site Lease, the Owner Trust's interest as landlord and sublandlord under the Lease and the Site Sublease, respectively, the Owner Trust's interest as assignee of the Lessee's interest in any sublease hereinafter entered into by the Lessee as sublessor, the Owner Trust's interest under the Participation Agreement and all payments and other amounts received or receivable hereunder or thereunder in accordance herewith (excluding Excepted Payments and except as otherwise provided herein or therein) as security for, inter alia, the Owner Trust's obligations to and for the benefit of the Noteholders and for the benefit and security of such Noteholders.

                                GRANTING CLAUSE:

                  NOW, THEREFORE, in order to secure the indebtedness and other obligations, agreements, and covenants of the Owner Trust set forth hereinafter and in the Notes, the Operative Documents and the other documents, certificates and agreements delivered in connection therewith, the Owner Trust does hereby irrevocably grant unto the Indenture Trustee, and the successors and permitted assigns of the Indenture Trustee, for the benefit of the holders of the Notes, a Lien on and security interest in all of the Owner Trust's right, title and interest in and to the Indenture Estate, including all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, general intangibles, contract rights, goods, investment property, land, easements, rights, improvements, personal property, fixtures, equipment and appurtenances and other property consisting of, arising from or relating to the following described property and interests and estates, whether now held or hereafter acquired:

                  (1) the Undivided Interest and the leasehold estate in the Ground Interest granted by the Site Lease;

                  (2) all right, title and interest of the Owner Trust in, to and under the Lease, the Site Lease, the Site Sublease, the Participation Agreement, the Facilities Support Agreement, the Coal Hauling Agreement, any Payment Undertaking Agreement (including any Rent Reserve Account Payment Undertaking Agreement and any Special Rent Reserve Account Payment Undertaking Agreement) (collectively, the "Assigned Documents"), including, without limitation, (i) all amounts of Basic Rent, Supplemental Rent, including, without limitation, Termination Value, insurance proceeds and condemnation, requisition and other awards and payments of any kind for or with respect to any part of the Indenture Estate as contemplated in the Assigned Documents, (ii) all right, title and interest of the Owner Trust as assignee of the Lessee's interest in any sublease hereafter entered into by the Lessee as sublessor, and (iii) all rights of the Owner Trust to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action

                                                                       Indenture
         under or in respect of any Assigned Document, as well as all the rights, powers and remedies on the part of the Owner Trust, whether arising under any Assigned Document or by statute or at law or equity or otherwise, arising out of any Lease Material Default or Lease Event of Default;

                  (3) all rents (including Basic Rent and Supplemental Rent), issues, profits, royalties, products, revenues and other benefits of the Indenture Estate from time to time accruing and all property from time to time subjected or required to be subjected to the Lien of this Indenture and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law as well as in equity of the Owner Trust in and to the same (the "Revenues");

                  (4) all moneys, securities and other investment property deposited or required to be deposited with the Indenture Trustee pursuant to any term of this Indenture or any other Assigned Document and held or required to be held by or for the benefit of the Indenture Trustee hereunder;

                  (5) all right, title and interest of the Owner Trust in and to any right to restitution from the Lessee in respect of any determination of invalidity of any Assigned Document;

                  (6) all other personal property, rights and privileges of every kind and description, whether tangible or intangible, and all interest therein now held or hereafter acquired by the Owner Trust pursuant to any term of any Assigned Document, whether located on the Facility Site or elsewhere and whether or not subjected to the Lien of this Indenture by a supplement hereto; and

                  (7)      all proceeds of the foregoing;

                  BUT EXCLUDING from the Indenture Estate all Excepted Payments and SUBJECT TO the Excepted Rights and the rights of the Owner Trust hereunder, including, without limitation, Section 4.3 (which collectively, including all property hereafter specifically subjected to the security interest created by this Indenture by any supplement hereto, are included within, and are hereafter referred to as, the "Indenture Estate");

                  TO HAVE AND TO HOLD the Indenture Estate and all parts, rights, members and appurtenances thereof, to the use, benefit and on behalf of the Indenture Trustee and the successors and permitted assigns of the Indenture Trustee forever.

                  This Indenture is intended to constitute a security agreement as required under the Uniform Commercial Code of the State of New York, but is not intended to create a mortgage lien on real property. Simultaneous with the execution and delivery of this Indenture, the Owner Trust will execute and deliver the Mortgage granting a Lien on the Mortgaged Property. This Indenture is given to secure the payment of the following described indebtedness (hereinafter collectively referred to as the "Secured Indenture Indebtedness"):


                                                                       Indenture

                  (a) The indebtedness evidenced by the Lessor Notes, together with interest thereon at the rate provided in each such Lessor Note and premium thereon and together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by such Lessor Notes;

                  (b) Any and all additional advances made by the Indenture Trustee to protect or preserve the Indenture Estate or the security interest and other interests created hereby on the Indenture Estate or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of the Owner Trust's obligations hereunder or for any other purpose provided herein, including, without limitation, advances made pursuant to Section 4.12 (whether or not the Owner Trust remains the owner of the Indenture Estate at the time of such advances);

                  (c) Any and all expenses incident to the collection of the Secured Indenture Indebtedness and the foreclosure hereof by action in any court or by exercise of the power of sale herein contained;

                  (d) Any and all other indebtedness now owing or which may hereafter be owing by the Owner Trust to the Indenture Trustee, whether evidenced by Additional Lessor Notes pursuant to Section 2.12 or otherwise, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due, together with any and all renewal or renewals and extension or extensions of said other indebtedness; and

                  (e) Any and all Additional Lessor Notes, together with interest thereon at the rate provided in each such Additional Lessor Note and premium thereon (if any) and together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by such Additional Lessor Notes, and principal of such Additional Lessor Notes being due and payable as provided in each such Additional Lessor Note.

                  PROVIDED, HOWEVER, that if the principal, interest and any other amounts to become due in respect of all the Notes and all other amounts due the holders of the Notes and the Indenture Trustee at the time and in the manner required hereby and by the Notes, the Lease and the Participation Agreement (but not including Excepted Payments) shall have been paid and all the covenants, agreements, terms and provisions hereunder or thereunder to be performed or complied with by the Owner Trust and the Lessee shall have been performed or complied with, then this Indenture shall be surrendered and canceled and upon such surrender and cancellation the rights hereby and thereby granted and assigned shall terminate and cease.

                  The Indenture Trustee, for itself and its successors and permitted assigns, hereby agrees that it shall hold the Indenture Estate, in trust for the benefit and security of (i) the holders from time to time of the Notes from time to time outstanding, without any priority of any one Note over any other except as herein otherwise expressly provided and (ii) the Indenture Trustee, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture (it being understood that the Indenture Trustee shall have no obligation or


                                                                       Indenture
liability under any Assigned Document by reason of or arising out of the assignment thereof pursuant to this Indenture, nor be required or obligated in any manner, except as herein expressly provided, to perform or fulfill any obligation of the Owner Trust under or pursuant to any such Assigned Document or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times).

                  Accordingly, the Owner Trust, for itself and its successors and permitted assigns, agrees that all Notes are to be issued and delivered and that all property subject or to become subject hereto is to be held subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Owner Trust, for itself and its successors and permitted assigns, hereby covenants and agrees with the Indenture Trustee, for the benefit and security of the holders from time to time of the Notes from time to time outstanding, to protect the security of this Indenture, and the Indenture Trustee agrees to accept the trusts and duties hereinafter set forth, as follows:


                                    SECTION 1

                                   DEFINITIONS

                  Capitalized terms used in this Indenture, including the recitals and the Granting Clause, and not otherwise defined herein shall have the respective meanings set forth in Appendix A of the Participation Agreement (Kintigh A-1), dated as of May 1, 1999 (the "Participation Agreement"), among AEE, the Owner Trust, the Owner Participant and Bankers Trust Company, as Indenture Trustee and as Pass Through Trustees, unless the context hereof shall otherwise require, a copy of which Appendix A is attached hereto. The general provisions of Appendix A to the Participation Agreement shall apply to terms used in this Indenture and specifically defined herein.


                                    SECTION 2

                                THE LESSOR NOTES

                  Section 2.1 Limitation on Notes. No Notes may be issued under the provisions of, or become secured by, this Indenture except in accordance with the provisions of this Section 2. The aggregate principal amount of the Notes which may be authenticated and delivered and outstanding at any one time under this Indenture shall be limited to the aggregate principal amount of the Lessor Notes issued on the Closing Date to the appropriate Pass Through Trustee plus the aggregate principal amount of Additional Lessor Notes issued pursuant to Section 2.12.

                  Section 2.2 Lessor Notes. There are hereby created and established hereunder each of (a) a note in the aggregate principal amount of $41,382,790.13 with a final maturity date of January 2, 2017, substantially in the form set forth in Exhibit C to this Indenture (the "2017


                                                                       Indenture

Lessor Note") and (b) a note in the aggregate principal amount of $52,327,807.90 with a final maturity date of January 2, 2029, substantially in the form set forth in Exhibit D to this Indenture (the "2029 Lessor Note" and, together with the 2017 Lessor Note, the "Lessor Notes" or, individually, a "Lessor Note").

                  Section 2.3 Execution and Authentication of Notes. Each Note issued hereunder shall be executed and delivered on behalf of the Owner Trust by one of its authorized signatories, be in fully registered form, be dated the date of original issuance of such Note and be in denominations of not less than $100,000. Any Note may be signed by a Person who, at the actual date of the execution of such Note, is an authorized signatory of the Owner Trust although at the nominal date of such Note such Person may not have been an authorized signatory of the Owner Trust. No Note shall be secured by or be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears thereon a certificate of authentication in the form contained on such Note (or in the appropriate form provided for in any supplement hereto executed pursuant to Section 2.12), executed by the Indenture Trustee by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence that such Note has been duly authenticated and delivered hereunder. The Indenture Trustee shall authenticate and deliver the 2017 Lessor Note and the 2029 Lessor Note for original issue in the respective aggregate principal amount specified in Section 2.2, upon a written order of the Owner Trust signed by the Owner Trust The Indenture Trustee shall authenticate and deliver Additional Lessor Notes, upon a written order of the Owner Trust executed by the Owner Trust and satisfaction of the conditions specified in Section 2.12. Such order shall specify the principal amount of the Additional Lessor Notes to be authenticated and the date on which the original issue of Additional Lessor Notes is to be authenticated.

                  Section 2.4       Issuance and Terms of the Lessor Notes.

                  (a) Issuance of the Lessor Notes. There shall be issued to the appropriate Pass Through Trustee the 2017 Lessor Note and the 2029 Lessor Note, as the case may be, dated the Closing Date. The aggregate amount of the Lessor Notes shall be in the principal amount equal to the principal amount of the loan made to the Owner Trust pursuant to Section 2.1 of the Participation Agreement.

                  (b) Principal and Interest. The principal amount of the 2017 Lessor Note shall be due and payable in installments having a final payment date of January 2, 2017 and the principal amount of the 2029 Lessor Note shall be due and payable in installments having a final payment date of January 2, 2029. The principal of the Lessor Notes shall be due and payable in installments on the respective dates and in the respective amounts set forth in Schedule 1 attached to the respective Lessor Note on the date of issuance and authentication thereof. Schedule 1 to such Lessor Note to the contrary notwithstanding, the last installment of principal of such Lessor Note shall be equal to the then unpaid balance of the principal of such Lessor Note. Each Lessor Note shall bear interest on the principal amount thereof from time to time outstanding from and including the date of issuance thereof (computed on the basis of a 360-day year of twelve 30-day months) until paid in full at the rate set forth in such Lessor Note. Interest on each Lessor Note shall be due and payable in arrears commencing on January 2, 2000, and semi-annually on each January 2 and July 2 thereafter until paid in full. If any day on

                                                                       Indenture
which principal, premium, if any, or interest on the Lessor Notes is payable is not a Business Day, payment thereof shall be made on the next succeeding Business Day with the same effect as if made on the date on which such payment was due (without, in the case of any such payment, the payment or accrual of any interest or any late payment or other charge, provided that such payment is made on the next succeeding Business Day).

                  (c) Overdue Payments. Interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue principal and premium, if any, and, to the extent permitted by Applicable Law, on overdue interest shall be paid on demand at the Overdue Rate.

                  Section 2.5 Payments from Indenture Estate Only; No Personal Liability of the Owner Trust, the Owner Participant or the Indenture Trustee.

                  (a) Except as otherwise specifically provided in this Indenture and in the Participation Agreement, all payments to be made by the Indenture Trustee in respect of the Notes or under this Indenture shall be made only from the Indenture Estate, and the Owner Trust shall have no obligation for the payment thereof except to the extent that there shall be sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3; and the Owner Participant shall not have any obligation for payments in respect of the Notes or under this Indenture.

                  (b) The Indenture Trustee and each Noteholder, by its acceptance thereof, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the Indenture Trustee or such Noteholder, as the case may be, as herein provided and that, except as expressly provided in this Indenture or the Participation Agreement, neither the Owner Participant, the Owner Trust, the Lease Indenture Company, nor the Indenture Trustee shall be personally liable to such Noteholder or the Indenture Trustee for any amounts payable hereunder, under such Note or for any performance to be rendered under any Assigned Document or for any liability under any Assigned Document.

                  (c) Without prejudice to the foregoing, the Owner Trust will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on all Notes according to their terms and the terms of this Indenture. Nothing contained in this Section 2.5 limiting the liability of the Owner Trust shall derogate from the right of the Indenture Trustee and the Noteholders to proceed against the Indenture Estate to secure and enforce all payments and obligations due hereunder and under the Assigned Documents and the Notes.

                  (d) In furtherance of the foregoing, to the fullest extent permitted by law, each Noteholder (and each assignee of such Person), by its acceptance thereof, agrees, as a condition to its being secured under this Indenture, that neither it nor the Indenture Trustee will exercise any statutory right to negate the agreement set forth in this Section 2.5.

                  (e) Nothing herein contained shall be interpreted as affecting the representations, warranties or agreements of the Owner Trust set forth in the Participation Agreement.


                                                                       Indenture

                  Section 2.6       Method of Payment.

                  (a) The Owner Trust shall maintain an office or agency where Notes may be presented for payment (the "Paying Agent"). The Owner Trust may have one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Owner Trust initially appoints the Indenture Trustee as Paying Agent in connection with the Notes.

                  (b) The Owner Trust shall deposit with the Paying Agent a sum sufficient to pay all amounts due and owing under the Notes when the same shall so become due. The Owner Trust shall require each Paying Agent (other than the Indenture Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Noteholders or the Indenture Trustee all money held by the Paying Agent for the payment of principal of or interest and premium, if any, on the Notes and shall notify the Indenture Trustee of any default by the Owner Trust in making any such payment.

                  (c) The principal of and premium, if any, and interest on each Note shall be paid by the Indenture Trustee from amounts available in the Indenture Estate on the dates provided in the Notes by mailing a check for such amount, payable in New York Clearing House funds, to each Noteholder at the last address of each such Noteholder appearing on the Note Register, or by whichever of the following methods shall be specified by notice from a Noteholder to the Indenture Trustee: (i) by crediting the amount to be distributed to such Noteholder to an account maintained by such Noteholder with the Indenture Trustee, (ii) by making such payment to such Noteholder in immediately available funds at the Indenture Trustee Office, or (iii) in the case of the Lessor Notes and in the case of other Notes, if such Noteholder is one of the Pass Through Trustees, or a bank or other institutional investor, by transferring such amount in immediately available funds for the account of such Noteholder to the banking institution having bank wire transfer facilities as shall be specified by such Noteholder, such transfer to be subject to telephonic confirmation of payment.

                  (d) Any payment made under any of the foregoing methods set forth in clause (c) above, shall be made without any presentment or surrender of such Note, unless otherwise specified by the terms of the Note. Upon final payment in respect of any Note, such Note shall be surrendered to the Indenture Trustee.

                  (e) All payments in respect of the Notes shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be distributed by the Indenture Trustee are actually received by the Indenture Trustee if such amounts are received by 2:00 p.m., New York City time, on a Business Day, or (ii) on the next succeeding Business Day if received after such time or on any day other than a Business Day. One or more of the foregoing methods of payment may be specified in a Note.

                  (f) Prior to due presentment for registration of transfer of any Note, the Owner Trust and the Indenture Trustee may deem and treat the Person in whose name any Note is registered on the Note Register as the absolute owner and holder of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes, and neither the Owner Trust nor the Indenture Trustee shall be affected by any notice


                                                                       Indenture
to the contrary. All payments made on any Note in accordance with the provisions of this Section 2.6 shall be valid and effective to satisfy and discharge the liability on such Note to the extent of the sums so paid and neither the Indenture Trustee nor the Owner Trust shall have any liability in respect of such payment.

                  Section 2.7 Application of Payments. Each payment on any outstanding Note shall be applied, first, to the payment of accrued interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on such Note to the date of such payment, second, to the payment of the principal amount of, and premium, if any, on such Note then due (including any overdue installments of principal) thereunder and, third, to the extent permitted by Section 2.10 of this Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on such Note. The order of application of payments prescribed by this Section 2.7 shall not be deemed to supersede any provision of Section 3 regarding application of funds.

                  Section 2.8 Registration, Transfer and Exchange of Notes.

                  (a) The Owner Trust shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Owner Trust may have one or more co-registrars.

                  (b) The Owner Trust initially appoints the Indenture Trustee as Registrar in connection with the Notes. The Indenture Trustee shall maintain at the Indenture Trustee Office a register in which it will provide for the registration, registration of transfer and exchange of Notes (such register being referred to herein as the "Note Register"). If any Note is surrendered at said office for registration of transfer or exchange (accompanied by a written instrument of transfer duly executed by or on behalf of the holder thereof, together with the amount of any applicable transfer taxes), the Owner Trust will execute and the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, if any, one or more new Notes (subject to the limitations specified in Sections 2.3 and 2.13) in any denomination or denominations not prohibited by this Indenture, as requested by the Person surrendering the Note, dated the same date as the Note so surrendered and of like tenor (including maturity) and aggregate unpaid principal amount. Any Note or Notes issued in a registration of transfer or exchange shall be entitled to the same security and benefits to which the Note or Notes so transferred or exchanged were entitled, including, without limitation, rights as to interest accrued but unpaid and to accrue so that there will not be any loss or gain of interest on the Note or Notes surrendered.

                  (c) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the holder thereof or his attorney duly authorized in writing, and the Indenture Trustee may require an opinion of counsel as to compliance of any such transfer with the Securities Act. The Indenture Trustee shall make a notation on each new Note of the amount of all payments of principal previously made on the old Note or Notes with respect to which such new Note is issued and the date on which such



                                                                       Indenture
new Note is issued and the date to which interest on such old Note or Notes shall have been paid. The Indenture Trustee shall not be required to register the transfer or exchange of any Note during the 15 days preceding the due date of any payment on such Note.

                  Section 2.9 Mutilated, Destroyed, Lost or Stolen Notes. Upon receipt by the Owner Trust and the Indenture Trustee of evidence satisfactory to each of them of the loss, theft, destruction or mutilation of any Note and, in case of loss, theft or destruction, of indemnity satisfactory to each of them, and upon reimbursement to the Owner Trust and the Indenture Trustee of all reasonable expenses incidental thereto and payment or reimbursement for any transfer taxes, and upon surrender and cancellation of such Note, if mutilated, the Owner Trust will execute and the Indenture Trustee will authenticate and deliver in lieu of such Note, a new Note, dated the same date as such Note and of like tenor (including maturity) and principal amount. Any indemnity provided by the holder of a Note pursuant to this Section 2.9 must be sufficient in the judgment of the Owner Trust and the Indenture Trustee to protect the Owner Trust, the Indenture Trustee, the Paying Agent, the Registrar and any co-registrar or co-paying agent from any loss which any of them may suffer if a
Note is replaced.

                  Section 2.10      Redemptions; Assumption.

                  (a) Except as provided in paragraphs (c) and (d) of this
Section 2.10 or as provided in any indenture supplemental hereto, the Notes shall be redeemed at a price equal to the principal amount of the Notes redeemed, and accrued interest on such principal amount so redeemed to the Redemption Date, in whole but not in part, in the event of (i) the receipt of moneys by the Indenture Trustee as a result of the occurrence of an Event of Loss (other than a Regulatory Event of Loss in respect of which the Lessee effects an assumption of the Notes in accordance with paragraph (b) of this
Section 2.10), (ii) the receipt of moneys by the Indenture Trustee as a result of the occurrence of a termination of the Lease pursuant to Section 13.1 or 13.2 thereof, unless the Lessee effects an assumption of the Notes in accordance with paragraph (b) of this Section 2.10, and (iii) the receipt of moneys by the Indenture Trustee as a result of a termination of the Lease pursuant to Section 14 thereof (other than Section 14.1(b) thereof). Any such redemption shall be made in accordance with the applicable provisions of Section 3.

                  (b) Unless a Lease Bankruptcy Default or a Lease Event of Default shall have occurred and be then continuing, the obligations and liabilities of the Owner Trust hereunder and under the Notes may be assumed in whole by the Lessee in the event of the occurrence of (i) a Regulatory Event of Loss, (ii) a termination by the Lessee pursuant to Section 13.1 of the Lease, or
(iii) a termination by the Lessee pursuant to Section 13.2 of the Lease, where in connection with such termination the Lessee in each case acquires the Undivided Interest pursuant to an assumption agreement (which assumption agreement may be combined with the indenture supplemental to this Indenture hereinafter in this subsection (b) referred to, and shall provide for the assumption by the Lessee of the obligations and liabilities of the Owner Trust and the Owner Participant under this Indenture and the other Operative Documents) which shall make such obligations and liabilities fully recourse to the Lessee and shall otherwise be in form and substance acceptable to the Indenture Trustee. Such assumption agreement shall be accompanied by the opinion of counsel described below. The Lessee will execute and deliver, and the Indenture Trustee will authenticate, to each Noteholder in exchange for each old Note a


                                                                       Indenture
new Note, in a principal amount equal to the outstanding principal amount of such old Note and otherwise in substantially similar form and tenor (including maturity) to such old Note but indicating that the Lessee is the issuer thereof. When such assumption agreement becomes effective, the Owner Trust shall be released and discharged without further act from all obligations and liabilities assumed by the Lessee. All documentation in connection with any such assumption (including, without limitation, an indenture supplemental to this Indenture which shall, among other things, contain provisions appropriately amending references to the Lease in this Indenture and contain covenants by the Lessee similar to those contained in the Lease, changed as appropriate, and amendments or supplements to the other Operative Documents, officers' certificates, opinions of counsel and regulatory approvals) shall be prepared by and at the expense of the Lessee and shall be acceptable in form and substance to the Indenture Trustee. As a condition to the effectiveness of the assumption by the Lessee and the release of the Owner Trust and the Indenture Estate thereby effected, (A) the Indenture Trustee shall have received an opinion or opinions of counsel of the Lessee, addressed to the Indenture Trustee, to the effect that
(1) such assumption agreement has been duly authorized, executed and delivered on behalf of the Lessee, (2) no regulatory approvals are necessary or required in connection therewith (or if any such regulatory approvals is necessary or required, that the same has been duly obtained and is in full force and effect),
(3) such assumption agreement and the supplemental indenture and, in consequence of the execution and delivery of such assumption agreement, this Indenture and the Notes, constitute the legal, valid and binding obligations of the Lessee, enforceable in accordance with their respective terms (except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity), (4) such assumption agreement and the assumption of the Notes thereunder would not cause a Tax Event to occur, (5) the Lien of this Indenture and of the Mortgage shall continue to be a perfected first priority security interest on the Indenture Estate and on the Mortgaged Property, respectively, and (B) the Rating Agencies shall have confirmed that such assumption will not result in a downgrading of the rating on the Pass Through Certificates below that in effect on the Closing Date; provided that if the Pass Through Certificates are then only rated by one such rating agency, then confirmation is only required from the rating agency then rating the Pass Through Certificates.

                  (c) The Owner Trust may, at its option, redeem any Additional Lessor Note in whole, or in part, on any date, to the extent permitted by, and at the prices set forth in, the supplemental indenture establishing the terms, conditions and designations of such Additional Lessor Notes, together with the accrued interest on such principal amount so redeemed to the Redemption Date.

                  (d) The Lessor Notes shall also be redeemed, in whole, but not in part, as provided below, at the redemption price set forth below, as follows:

                 (i) The Lessor Notes shall be redeemed at a price equal to the principal amount of such Lessor Notes redeemed and accrued interest on such principal amount so redeemed to the Redemption Date, plus the Make-Whole Premium, upon the receipt by the Indenture Trustee of moneys as a result of (y) an optional refinancing pursuant to Section 12.2 of the Participation Agreement; or (z) an election by the Indenture Trustee

                                                                       Indenture
         pursuant to Section 4.2(a) following the occurrence of an Indenture Event of Default caused by a Lease Event of Default and acceleration of the Lessor Notes hereunder so long as no "Lease Event of Default" shall have occurred under any Other Lease or Related Lease. In the case of a redemption pursuant to clause (y) of the first sentence of this clause (i), the Owner Trust shall indemnify the Indenture Trustee and the Lessee for any and all costs and expenses incurred in connection with such redemption or, in the event no redemption occurs following delivery of any notice pursuant to Section 2.10(f), the failure to consummate any such redemption.

                (ii) The Lessor Notes shall be redeemed at a price equal to the principal amount thereof, together with interest accrued on such principal amount to the Redemption Date, plus the Modified Make-Whole Premium, if any, upon receipt of moneys by the Indenture Trustee as a result of the exercise by the Lessee of its rights to terminate the Lease as a result of an event described in clause (b) of Section 14.1 of the Lease.

                  The Make-Whole Premium and the Modified Make-Whole Premium, if any, payable with respect to the Notes will be determined by an investment banking institution of national standing (the "Investment Banker") selected by the Lessee or, if the Indenture Trustee does not receive notice of such selection at least ten days prior to a scheduled prepayment date or if a Lease Event of Default under the Lease shall have occurred and be continuing, selected by the Indenture Trustee.

                  (e) Notice of redemption having been given as provided in paragraph (f) of this Section 2.10, the Notes shall, on the Redemption Date, become due and payable at the applicable redemption price specified in this
Section 2.10, or with respect to a redemption pursuant to paragraph (c) of this
Section 2.10, in the supplemental indenture establishing the terms, conditions and designations of Additional Lessor Notes pursuant to the applicable provisions of this Indenture, and from and after receipt by the Indenture Trustee of such redemption price in full in cash on such date, such Notes or portions thereof shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with such notice, such Notes or portions thereof shall be paid by the Owner Trust at the applicable redemption price.

                  (f) If the Owner Trust elects to redeem Notes pursuant to this
Section 2.10, it shall notify the Indenture Trustee in writing of the Redemption Date, the Section of the Indenture pursuant to which the redemption will occur (other than as a result of an event described in clause (i)(z) of Section 2.10(d) in which case the Owner Trust shall be required to redeem the Notes and the Indenture Trustee shall notify the Owner Trust in writing of the Redemption Date at least 30 days before such Redemption Date). The Owner Trust shall give each notice to the Indenture Trustee provided for in this Section at least 30 days before the Redemption Date unless the Indenture Trustee consents in writing to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an opinion of counsel from the Lessee to the effect that such redemption will comply with the conditions herein.

                  (g) The Indenture Trustee shall provide notice, at least 20 days but not more than 60 days before the Redemption Date, by first-class mail to each Noteholder to be redeemed


                                                                       Indenture
at such Noteholder's registered address; provided that no notice shall be required so long as the Pass Through Trustees and the Indenture Trustee are the same entity. Each such notice shall state:

                 (i)     the Redemption Date;

                (ii)     the redemption price;

               (iii)     the name and address of the Paying Agent;

                (iv) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                 (v) that, upon the receipt by the Indenture Trustee of such redemption price in full in cash on such Redemption Date, interest on Notes called for redemption ceases to accrue on and after such Redemption Date; and

                (vi) the paragraph of the Indenture pursuant to which the Notes called for redemption are being redeemed.

                  (h) Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price stated in the notice, plus accrued interest to the Redemption Date. Failure to give notice or any defect in the notice to any Noteholder shall not affect the validity of the notice to any other Noteholder.

                  Section 2.11 Payment of Expenses on Transfer. Upon the issuance of a new Note or Notes pursuant to Section 2.8 or 2.9, the Owner Trust or the Indenture Trustee may require from the party requesting such new Note or Notes payment of a sum to reimburse the Owner Trust and the Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any changes and expenses connected with such tax or governmental change paid or payable by the Owner Trust or the Indenture Trustee.

                  Section 2.12      Additional Lessor Notes.

                  (a) Additional Notes (each, an "Additional Lessor Note") of the Owner Trust may be issued under and secured by this Indenture, at any time or from time to time, in addition to the Lessor Notes and subject to the conditions hereinafter provided in this Section 2.12, for cash, in the amount of the original principal amount of such Additional Lessor Notes, for the purpose of (i) providing funds in connection with a Supplemental Financing pursuant to
Section 12.1 of the Participation Agreement for the payment of all or any portion of Modifications to the Facility; or (ii) redeeming any previously issued Notes pursuant to an optional refinancing pursuant to Section 12.2 of the Participation Agreement and providing funds for the payment of all reasonable costs and expenses in connection therewith.

                  (b) Before any Additional Lessor Note shall be issued under the provisions of this Section 2.12, the Owner Trust shall have delivered to the Indenture Trustee, not less than 15 (unless a shorter period shall be satisfactory to the Indenture Trustee) days nor more than 30 days prior to the proposed date of issuance of such Additional Lessor Note, a request and authorization to issue such Additional Lessor Note, which request and authorization shall include the amount of such Additional Lessor Note, the proposed date of issuance thereof and a certification that terms thereof are not inconsistent with this Indenture. Additional Lessor Notes shall have a designation so as to distinguish such Additional Lessor Notes from the Notes theretofore issued, but otherwise shall rank pari passu with all Notes then outstanding, be entitled to the same benefits and security of this Indenture as the other Notes issued pursuant to the terms hereof, be dated the date of original issuance of such Additional Lessor Notes, bear interest at such rates as shall be agreed between the Lessee and the Owner Trust and indicated in the aforementioned request and authorization, and shall be stated to be payable by their terms not later than the last day of the Lease Basic Term.

                  (c) The terms, conditions and designations of such Additional Lessor Notes (which shall be consistent with this Indenture) shall be set forth in an indenture supplemental to this Indenture executed by the Owner Trust and the Indenture Trustee. Such Additional Lessor Notes shall be executed as provided in Section 2.3 and deposited with the Indenture Trustee for authentication, but before such Additional Lessor Notes shall be authenticated and delivered by the Indenture Trustee there shall be filed with the Indenture Trustee the following, all of which shall be dated as of the date of the supplemental indenture:

                 (i) a copy of such supplemental indenture (which shall include the form of such Additional Lessor Notes and the certificate of authentication in respect thereof);

                (ii) an Officer's Certificate of the Lessee (1) stating that to its knowledge, no Lease Material Default or Lease Event of Default has occurred and is then continuing (other than any Lease Material Default or Lease Event of Default that will be cured by the proceeds of Additional Lessor Notes to the extent provided in Section 12.1(v) of the Participation Agreement), (2) stating that the conditions in respect of the issuance of such Additional Lessor Notes contained in this Section 2.12 have been satisfied, (3) specifying the amount of the costs and expenses relating to the issuance and sale of such Additional Lessor Notes, and (4) stating that payments pursuant to the Lease and all supplements thereto of Basic Rent and Termination Value, together with all other amounts payable pursuant to the terms of the Lease, are calculated to be sufficient to pay when due all of the principal of and interest on the outstanding Notes, after taking into account the issuance of such Additional Lessor Notes and any related redemption of Notes theretofore outstanding;

               (iii) an Officer's Certificate from the Owner Trust stating that, to its knowledge, no Indenture Default under clauses (b) through (f) of
         Section 4.1 or an Indenture Event of Default has occurred and is continuing;

                (iv) such additional documents, certificates and opinions as shall be reasonably required by the Indenture Trustee, and as shall be reasonably acceptable to the Indenture Trustee;

                 (v) a request and authorization to the Indenture Trustee by the Owner Trust to authenticate and deliver such Additional Lessor Notes to or upon order of the Person or Persons noted in such request at the address set forth therein, and in such principal amounts as are stated therein, upon payment to the Indenture Trustee, but for the account of the Owner Trust, of the sum or sums specified in such request and authorization;

                  (vi) the consent of the Lessee to such request and authorization; and

               (vii) an opinion of counsel who shall be reasonably satisfactory to the Indenture Trustee, as to the authorization, validity and enforceability of the Additional Lessor Notes and as to the Lien and security interest securing them.

                  When the documents referred to in the foregoing clauses (i) through (vii) above shall have been filed with the Indenture Trustee and when the Additional Lessor Notes described in the above mentioned request and authorization shall have been executed and authenticated as required by this Indenture and the related supplemental indenture, the Indenture Trustee shall deliver such Additional Lessor Notes in the manner described in clause (v) above, but only upon payment to the Indenture Trustee of the sum or sums specified in such request and authorization.

                  Section 2.13 Restrictions on Transfer Resulting from Federal Securities Laws; Legend. Each Note shall be delivered to the initial Noteholder thereof without registration of such Note under the Securities Act and without qualification of this Indenture under the Trust Indenture Act of 1939, as amended. Prior to any transfer of any such Note, in whole or in part, to any Person, the Noteholder thereof shall furnish to the Lessee, the Indenture Trustee and the Owner Trust an opinion of counsel, which opinion and which counsel shall be reasonably satisfactory to the Indenture Trustee, the Owner Trust and the Lessee, to the effect that such transfer will not violate the registration provisions of the Securities Act or require qualification of this Indenture under the Trust Indenture Act of 1939, as amended, and all Notes issued hereunder shall be endorsed with a legend which shall read substantially as follows:

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT.

                  Section 2.14 Security for and Parity of Notes. All Notes issued and outstanding hereunder shall rank on a parity with each other and shall as to each other be secured equally and ratably by this Indenture, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance or otherwise.

                  Section 2.15 Acceptance of the Indenture Trustee. Each Noteholder, by its acceptance of a Note, shall be deemed to have consented to the appointment of the Indenture Trustee.

                                    SECTION 3

                      RECEIPT, DISTRIBUTION AND APPLICATION
                         OF INCOME FROM INDENTURE ESTATE

                  Section 3.1       Distribution of Basic Rent.

                  (a) Basic Rent Distribution. Except as otherwise provided in
Section 3.2 or 3.3, each installment of Basic Rent and any payment of Supplemental Rent constituting interest on overdue installments of Basic Rent received by the Indenture Trustee shall be distributed by the Indenture Trustee in the following order of priority:

                  First, so much of such amounts as shall be required to pay in full the aggregate principal and accrued interest (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue interest) then due and payable under the Notes shall be distributed to the Noteholders ratably, without priority of any Noteholder over any other Noteholder, in the proportion that the amount of such payment then due and payable under each such Note bears to the aggregate amount of the payments then due and payable under all such Notes; and

                  Second, the balance, if any, of such amounts remaining shall be distributed to the Owner Trust for distribution by it in accordance with the terms of the Trust Agreement.

                  (b) Application of Other Amounts Held by the Indenture Trustee upon Rent Default.

                  (i) If, as a result of any failure by the Lessee to pay Basic Rent in full on any date when an installment of Basic Rent is due, there shall not have been distributed on any date (or within any applicable period of grace) pursuant to Section 3.1(a) the full amount then distributable pursuant to clause "First" of Section 3.1(a), the Indenture Trustee shall distribute other payments of the character referred to in Sections 3.5 and 3.6 then held by it, or thereafter received by it, to all Noteholders to the extent necessary to enable it to make all the distributions then due pursuant to such clause "First."

                  (ii) To the extent the Indenture Trustee thereafter receives the deficiency in Basic Rent, the amount so received shall, unless a Lease Material Default or Indenture Event of Default shall have occurred and be continuing, be applied to restore the amounts held by the Indenture Trustee under Section 3.5 or 3.6, as the case may be. The portion of each such payment made to the Indenture Trustee which is to be distributed by the Indenture Trustee in payment of Notes shall be applied in accordance with Section 2.7.

                  (iii) Any payment received by the Indenture Trustee (A) pursuant to Section 4.3 (a) as a result of payment by the Owner Trust of principal or interest or both (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue interest) then due on all Notes shall be distributed to the Noteholders and (B) pursuant to Section 4.3(b) as a result of the payment by the Owner Trust of any amount in respect of Supplemental Rent shall be distributed to the Persons entitled thereto; provided, that the Owner

Trust shall (to the extent of such payment made by it) be subrogated to the rights of the Noteholders under this Section 3.1 to receive the payment of Basic Rent or Supplemental Rent with respect to which its payment under Sections 4.3(a) and (b) relates, and the payment of interest on account of such Basic Rent or Supplemental Rent being overdue, to the extent provided in and subject to the provisions of Section 4.3(a) and (b).

                  (c) Retention of Amounts by the Indenture Trustee. If at the time of receipt by the Indenture Trustee of an installment of Basic Rent (whether or not then overdue) or of payment of interest on any overdue installment of Basic Rent, there shall have occurred and be continuing an Indenture Event of Default, the Indenture Trustee shall retain such installment of Basic Rent or payment of interest (to the extent not then required to be distributed pursuant to clause "First" of Section 3.1(a)) as part of the Indenture Estate and shall not distribute any such payment of Basic Rent or interest pursuant to clause "Second" of Section 3.1(a) until such time as there shall not be continuing any such Indenture Event of Default or until such time as the Indenture Trustee shall have received written instructions from a Majority in Interest of Noteholders to make such a distribution; provided that such amounts must be returned to the Owner Trust within six months from the receipt thereof by the Indenture Trustee unless (i) such Indenture Event of Default is declared and the Indenture Trustee is diligently pursuing any dispossessary remedies available under Section 4.2 or (ii) any other Indenture Event of Default shall have occurred and be continuing.

                  Section 3.2 Payments Following Event of Loss or Other Early Termination.

                  (a) Any payment received by the Indenture Trustee as a result of (x) an Event of Loss (other than a Regulatory Event of Loss in respect of which the Lessee shall, pursuant to Section 2.10(b), assume the obligations and liabilities of the Owner Trust hereunder, in which event only clauses "First" and "Fourth" below shall be applicable); (y) an early termination of the Lease pursuant to Section 13 thereof (other than a termination in respect of which the Lessee shall, pursuant to Section 2.10(b), assume the obligations and liabilities of the Owner Trust hereunder, in which event only clauses "First" and "Fourth" below shall be applicable) or (z) any early termination of the Lease pursuant to Section 14 thereof, shall be distributed on the applicable Redemption Date to the extent of available funds, in the following order of priority:

                  First, so much of such payments and amounts as shall be required to reimburse the Indenture Trustee for any unpaid fees for its services under this Indenture and any expense (including any legal fees and disbursements) or loss incurred by it (to the extent incurred in connection with its duties as the Indenture Trustee and to the extent reimbursable and not previously reimbursed) shall be distributed to the Indenture Trustee for application to itself;

                  Second, so much of such payment remaining as shall be required to pay in full the applicable redemption price (as described in Section 2.10(a) or 2.10(d)) (including, interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) which shall be distributed to the holders of such Notes;

                  Third, so much of such payments and amounts as shall be required to pay the then existing or prior Noteholders all other amounts then payable and unpaid to them as holders of the Notes which this Indenture by its terms secures shall be distributed to such existing or prior holders of Notes, ratably to each such holder, without priority of any such holder over any other, in the proportion that the amount of such payments or amounts to which each such holder is so entitled bears to the aggregate amount of such payments and amounts to which all such holders are so entitled; and

                  Fourth, the balance, if any, of such payment remaining shall be distributed to the Owner Trust for distribution in accordance with the Trust Agreement.

                  Section 3.3 Payments After Indenture Event of Default. All payments received and all amounts held or realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and be continuing (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Section 17 of the Lease or from the application of
Section 4.2) and after either (a) the Indenture Trustee has declared the Lease to be in default pursuant to Section 17 thereof or (b) the Lessor Notes shall have been declared or shall automatically have become due and payable, together with all payments or amounts then held or thereafter received by the Indenture Trustee hereunder, shall, so long as such declaration shall not have been rescinded, be distributed forthwith by the Indenture Trustee in the following order of priority:

                  First, so much of such payments and amounts as shall be required to reimburse the Indenture Trustee for any unpaid fees for its services under this Indenture and any expense (including any legal fees and disbursements) or loss incurred by it (to the extent incurred in connection with its duties as the Indenture Trustee and to the extent reimbursable and not previously reimbursed) shall be distributed to the Indenture Trustee for application to itself;

                  Second, so much of such payment remaining as shall be required to pay the aggregate unpaid principal amount of all Notes then outstanding (plus any Make-Whole Premium due in respect thereof required to be paid in the circumstances described in clause (i)(z) of
         Section 2.10(d)) and all accrued but unpaid interest on such Notes to the date of such distribution (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) shall be distributed to the holders of such Notes, in each case ratably without priority of any Noteholder over any other, in the proportion that the aggregate unpaid principal amount of all such Notes held by each such holder (plus any Make-Whole Premium due in respect thereof required to be paid in the circumstances described in clause (i)(z) of
         Section 2.10(d)) and accrued but unpaid interest thereon to the date of scheduled distribution to the Noteholders bears to the aggregate unpaid principal amount of all such Notes held by all such holders (other than any Make-Whole Premium in respect thereof required to be paid in the circumstances described in clause (i)(z) of Section 2.10(d)), plus accrued but unpaid interest thereon to the date of scheduled distribution to the Noteholders;

                  Third, so much of such payments and amounts as shall be required to pay the then existing or prior Noteholders all other amounts then payable and unpaid to them as holders of the Notes which this Indenture by its terms secures shall be distributed to such existing or prior holders of Notes, ratably to each such holder, without priority of any such holder over any other, in the proportion that the amount of such payments or amounts to which each such holder is so entitled bears to the aggregate amount of such payments and amounts to which all such holders are so entitled; and

                  Fourth, the balance, if any, of such payments and amounts remaining shall be distributed to the Owner Trust for distribution by it in accordance with the terms of the Trust Agreement.

                  Section 3.4 Investment of Certain Payments Held by the Indenture Trustee. Upon the written direction and at the risk and expense of the Owner Trust, the Indenture Trustee shall invest and reinvest any moneys held by the Indenture Trustee pursuant to Section 3.1(c), 3.5 or 3.6 in such Permitted Investments as may be specified in such direction. The proceeds received upon the sale or at maturity of any Permitted Investment and any interest received on such Permitted Investment and any payment in respect of a deficiency contemplated by the following sentence shall be held as part of the Indenture Estate and applied by the Indenture Trustee in the same manner as the moneys used to make such Permitted Investment, and any Permitted Investment may be sold (without regard to maturity date) by the Indenture Trustee whenever necessary to make any payment or distribution required by this Section 3. If the proceeds received upon the sale or at maturity of any Permitted Investment (including interest received on such Permitted Investment) shall be less than the cost thereof (including accrued interest), the Owner Trust will pay or cause to be paid to the Indenture Trustee an amount equal to such deficiency.

                  Section 3.5 Application of Certain Other Payments. Except as otherwise provided in Section 3.1(b) or 3.1(c), any payment received by the Indenture Trustee for which provision as to the application thereof is made in an Operative Document, but not elsewhere in this Indenture, shall, unless an Indenture Event of Default shall have occurred and be continuing, be applied forthwith to the purpose for which such payment was made in accordance with the terms of such Operative Document. If at the time of the receipt by the Indenture Trustee of any payment referred to in the preceding sentence, there shall have occurred and be continuing an Indenture Event of Default, the Indenture Trustee shall hold such payment as part of the Indenture Estate, but the Indenture Trustee shall, except as otherwise provided in Section 3.1(b) or 3.1(c), cease so to hold such payment and shall apply such payment to the purpose for which it was made in accordance with the terms of such Operative Document if and whenever there is no longer continuing any Indenture Event of Default; provided, however, that any such payment received by the Indenture Trustee which is payable to the Lessee shall not be so held by the Indenture Trustee unless a Lease Event of Default shall have occurred and be continuing.

                  Section 3.6 Other Payments. Except as otherwise provided in
Section 3.5:

                  (a) any payment received by the Indenture Trustee for which no provision as to the application thereof is made in the Participation Agreement, the Lease, the Depositary Agreement or elsewhere in this
         Section 3; and

                  (b) all payments received and amounts realized by the Indenture Trustee with respect to the Indenture Estate (including, without limitation, all amounts realized after the termination of the Lease), to the extent received or realized at any time after payment in full of the principal of and, premium, if any, and interest on all Notes then outstanding and all other amounts due the Indenture Trustee or the Noteholders, as well as any other amounts remaining as part of the Indenture Estate after such payment in full of the principal of, premium, if any, and interest on all Notes outstanding;

shall be distributed forthwith by the Indenture Trustee in the order of priority set forth in Section 3.3 (omitting clause "Second" thereof).

                  Section 3.7 Excepted Payments. Notwithstanding any other provision of this Indenture including this Section 3 or any provision of any of the Operative Documents to the contrary, any Excepted Payments received or held by the Indenture Trustee at any time shall promptly be paid or distributed by the Indenture Trustee to the Person or Persons entitled thereto.

                  Section 3.8 Distributions to the Owner Trust. Unless otherwise directed in writing by the Owner Trust, all amounts from time to time distributable by the Indenture Trustee to the Owner Trust in accordance with the provisions hereof shall be paid by the Indenture Trustee to the Owner Participant in immediately available funds to the Owner Participant's Account. Any such distribution to the Owner Trust shall be final thirty (30) days after the same is made, absent manifest error, and neither the Indenture Trustee nor any Noteholder shall, absent manifest error, attempt to recover any such distribution for any reason, but nothing contained in this sentence shall be construed to limit the right of the Indenture Trustee or any such Noteholder to make any claim it may have against the Owner Participant or the Owner Trust or the Indenture Trustee or to pursue any such claim in such court as the Indenture Trustee or any such holder shall deem appropriate. Any amounts payable to the Trust Company in its individual capacity or to the Trustee pursuant to the Trust Agreement, shall be paid directly to the Trustee.

                  Section 3.9 Payments Under Assigned Documents. Notwithstanding anything to the contrary contained in this Indenture, until the discharge and satisfaction of the Lien of this Indenture, all payments due or to become due under any Assigned Document to the Owner Trust (except so much of such payments as constitute Excepted Payments) shall be made directly to the Indenture Trustee's Account and the Owner Trust shall give all notices as shall be required under the Assigned Documents to direct payment of all such amounts to the Indenture Trustee hereunder. The Owner Trust agrees that if it should receive any such payments directed to be made to the Indenture Trustee or any proceeds for or with respect to the Indenture Estate or as the result of the sale or other disposition thereof or otherwise constituting a part of the Indenture Estate to which the Owner Trust is not entitled hereunder, it will promptly forward such payments to the Indenture Trustee or in accordance with the Indenture Trustee's instructions. The Indenture Trustee agrees to apply payments from time to time received by it (from the Lessee, the Owner Trust or otherwise) with respect to the Lease, any other Assigned Document or the Undivided Interest in the manner provided in Section 2.7 and this Section 3.

                  Section 3.10 Disbursement of Amounts Received by the Indenture Trustee. Subject to the last sentence of this Section 3.10 and Section 3.2, amounts to be distributed by the Indenture Trustee pursuant to this Section 3 shall be distributed on the date such amounts are actually received by the Indenture Trustee. Notwithstanding anything to the contrary contained in this
Section 3, in the event the Indenture Trustee shall be required or directed to make a payment under this Section 3 on the same date on which such payment is received, any amounts received by the Indenture Trustee after 2:00 p.m., New York City time, or on a day other than a Business Day, may be distributed on the next succeeding Business Day, and if such payment is to be made by wire transfer, any amounts received by the Indenture Trustee after 10:00 a.m., New York City time, may be distributed on the next succeeding Business Day.


                                    SECTION 4

                     DEFAULTS; REMEDIES OF INDENTURE TRUSTEE

                  Section 4.1 Occurrence of Indenture Event of Default. Subject to Section 4.3, the term "Indenture Event of Default," wherever used herein, shall mean any of the following events (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) any Lease Event of Default (other than the failure of the Lessee to pay any amount which shall constitute an Excepted Payment and other than a Lease Event of Default in consequence of the Lessee's failure to maintain the insurance required by Section 11 of the Lease if, and so long as, (i) such Lease Event of Default is waived by the Owner Trust and the Owner Participant and (ii) the insurance maintained by the Lessee still constitutes Prudent Industry Practice); or

                  (b) the Owner Trust shall fail (other than as a result of a Lease Event of Default) to make any payment in respect of the principal of, or premium, if any, or interest on, the Notes within five (5) Business Days after the same shall have become due; or

                  (c) the Owner Trust shall fail to perform or observe any material covenant, obligation or agreement to be performed or observed by it under this Indenture (other than any covenant, obligation or agreement contained in clause (b) of this Section 4.1), the Owner Trust shall fail to perform or observe any material covenant, obligation or agreement to be performed by it under the Mortgage or Section 7 of the Participation Agreement, the Owner Participant shall fail to perform or observe any material covenant, obligation or agreement to be performed by it under Section 8 of the Participation

         Agreement (other than Section 8.6 thereof), or the guarantor under an Owner Participant Parent Guaranty shall fail to perform or observe any material covenant, obligation or agreement to be performed by it under such Owner Participant Parent Guaranty in each case, in any material respect, which shall continue unremedied for 30 days after receipt by such party of written notice thereof; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to 180 days, so long as such party diligently pursues such remedy and such condition is reasonably capable of being remedied within such extended period; or

                  (d) any material representation or warranty made by the Owner Trust in the Mortgage or Section 3.2 of the Participation Agreement or in the certificate delivered by the Owner Trust at the Closing pursuant to Section 4.5 of the Participation Agreement or any material representation or warranty made by the Owner Participant in Section 3.3 of the Participation Agreement or the certificate delivered by the Owner Participant at the Closing pursuant to Section 4.5 of the Participation Agreement or any material representation or warranty made by the guarantor under an Owner Participant Parent Guaranty, shall prove to have been incorrect in any material respect when made and continues to be material and unremedied for a period of 30 days after receipt by such party of written notice thereof; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to an additional 90 days, so long as such party diligently pursues such remedy and such condition is reasonably capable of being remedied within such extended period; or

                  (e) the Owner Participant or the Owner Trust shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding; or

                  (f) an involuntary case or other proceeding shall be commenced against the Owner Participant or the Owner Trust, seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property or (iii) the winding-up or liquidation of such Person; and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days.

                  Section 4.2       Remedies of the Indenture Trustee.

                  (a) In the event that an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee in its discretion may, or upon receipt of written instructions from a Majority in Interest of Noteholders shall, declare, by written notice to the Owner Trust and the Owner Participant, the unpaid principal amount of all Notes, with accrued interest and premium, if any, thereon, to be immediately due and payable, upon which declaration such principal amount and such accrued interest and premium, if any, shall immediately become due and payable (except in the case of an Indenture Event of Default under Section 4.1(e) or (f), such principal and interest shall automatically become due and payable immediately without any such declaration or notice) without further act or notice of any kind.

                  (b) If an Indenture Event of Default shall have occurred and be continuing, then and in every such case, the Indenture Trustee, as assignee under the Lease or hereunder or otherwise, may, and where required pursuant to the provisions of Section 5 shall, upon written notice to the Owner Trust, exercise any or all of the rights and powers and pursue any or all of the remedies pursuant to this Section 4 and, in the event such Indenture Event of Default shall be a Lease Event of Default, any and all of the remedies provided pursuant to this Section 4 and Section 17 of the Lease and may take possession of all or any part of the Indenture Estate and may exclude therefrom the Owner Participant, the Owner Trust and, in the event such Indenture Event of Default shall be a Lease Event of Default, the Lessee and all persons claiming under them, and may exercise all remedies available to a secured party under the Uniform Commercial Code or any other Applicable Law. The Indenture Trustee may proceed to enforce the rights of the Indenture Trustee and of the Noteholders by directing payment to it of all moneys payable under any agreement or undertaking constituting a part of the Indenture Estate, by proceedings in any court of competent jurisdiction to recover damages for the breach hereof or for the appointment of a receiver or for sale of all or any part of the Undivided Interest or for foreclosure of the Undivided Interest, together with the Owner Trust's interest in the Assigned Documents, and by any other action, suit, remedy or proceeding authorized or permitted by this Indenture, at law or in equity, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, and in addition may foreclose upon, sell, assign, transfer and deliver, from time to time to the extent permitted by Applicable Law, all or any part of the Indenture Estate or any interest therein, at any private sale or public auction with or without demand, advertisement or notice (except as herein required or as may be required by law) of the date, time and place of sale and any adjournment thereof, for cash or credit or other property, for immediate or future delivery and for such price or prices and on such terms as the Indenture Trustee in its unfettered discretion, may determine, or as may be required by law, so long as the Owner Participant and the Owner Trust are afforded a commercially reasonable opportunity to bid for all or such part of the Indenture Estate in connection therewith unless Section 4.6 shall otherwise be applicable; provided that 20 days shall be deemed to be a commercially reasonable opportunity to bid for purposes of this Section 4.2(b). The Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Noteholders asserted or upheld in any bankruptcy, receivership or other judicial proceedings.

                  (c) All rights of action and rights to assert claims under this Indenture or under any of the Notes may be enforced by the Indenture Trustee without the possession of the

Notes at any trial or other proceedings instituted by the Indenture Trustee, and any such trial or other proceedings shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall be for the ratable benefit of the Noteholders as herein provided. In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any such Persons parties to such proceedings.

                  (d) Anything herein to the contrary notwithstanding, neither the Indenture Trustee nor any Noteholder shall at any time, including at any time when an Indenture Event of Default shall have occurred and be continuing and there shall have occurred and be continuing a Lease Event of Default, be entitled to exercise any remedy under or in respect of this Indenture which could or would divest the Owner Trust of title to, or its ownership interest in, any portion of the Indenture Estate unless, in the case of an Indenture Event of Default as a consequence of a Lease Event of Default under Section 16 of the Lease, the Indenture Trustee shall have, to the extent it is then entitled to do so hereunder and is not then stayed or otherwise prevented from doing so by operation of law, commenced the exercise of one or more remedies under the Lease intending to dispossess the Lessee of the Undivided Interest and is using good faith efforts in the exercise of such remedies (and not merely asserting a right or claim to do so); provided that if the Indenture Trustee is then stayed or otherwise prevented by operation of law from exercising such remedies, the Indenture Trustee will not divest the Owner Trust of title to any portion of the Indenture Estate until the earlier of (a) the expiration of the 180-day period following the commencement of such stay or other prevention or (b) the date of repossession of the Undivided Interest under the Lease.

                  (e) Anything herein to the contrary notwithstanding, in the case of an Indenture Event of Default as a consequence of a Lease Event of Default under Section 16(a) of the Lease with respect to the Equity Portion of Basic Rent only, the Indenture Trustee shall not, so long as no other Indenture Event of Default shall have occurred and be continuing, be entitled to exercise remedies under this Indenture for a period of 180 days unless the Owner Trust or the Owner Participant consents to the declaration of a Lease Event of Default by the Indenture Trustee.

                  (f) Any provisions of the Lease or this Indenture to the contrary notwithstanding, if the Lessee shall fail to pay any Excepted Payment to any Person entitled thereto as and when due, such Person shall have the right at all times, to the exclusion of the Indenture Trustee, to demand, collect, sue for, enforce performance of obligations relating to, or otherwise obtain all amounts due in respect of such Excepted Payment or to declare a Lease Event of Default under Section 17 of the Lease solely to enforce such obligations in respect of any Excepted Payments (provided that any such declaration shall not be deemed to constitute an Indenture Event of Default hereunder without the consent of the Indenture Trustee).

                  Section 4.3 Right to Cure Certain Lease Events of Default.

                  (a) If the Lessee shall fail to make any payment of Basic Rent due on any Rent Payment Date when the same shall have become due, and if such failure of the Lessee to make such payment of Basic Rent shall not constitute the fourth consecutive such failure or the eighth cumulative failure, then the Owner Trust may (but need not) pay to the Indenture Trustee, at any time prior to the expiration of 10 Business Days after the Owner Trust and the Owner Participant shall have received notice from the Indenture Trustee of the failure of the Lessee to make such payment of Basic Rent, an amount equal to the principal of, premium, if any, and interest on the Notes, then due (otherwise than by declaration of acceleration) on such Rent Payment Date, together with any interest due thereon on account of the delayed payment thereof, and such payment by the Owner Trust shall be deemed (for purposes of this Indenture) to have cured any Indenture Event of Default which arose or would have arisen from such failure of the Lessee.

                  (b) If the Lessee shall fail to make any payment of Supplemental Rent when the same shall become due or otherwise fail to perform any obligation under the Lease or any other Operative Document, then the Owner Trust may (but need not) make such payment (to the extent of the amount of principal of, and premium, if any, and interest on, the Notes then due (otherwise than by declaration of acceleration)) on the date such Supplemental Rent was payable, together with any interest due thereon on account of the delayed payment thereof, or perform such obligation at any time prior to the expiration of 10 Business Days after the Owner Trust or the Owner Participant shall have received notice of the occurrence of such failure, and such payment or performance by the Owner Trust shall be deemed to have cured any Indenture Event of Default which arose or would have arisen from such failure of the Lessee.

                  (c) (i) The Owner Trust, upon exercising its rights under paragraph (a) or (b) of this Section 4.3 to cure the Lessee's failure to pay Basic Rent or Supplemental Rent or to perform any other obligation under the Lease or any other Operative Document, shall not obtain any Lien on any part of the Indenture Estate on account of such payment or performance nor, except as expressly provided in the next sentence, pursue any claims against the Lessee or any other party, for the repayment thereof if such claims would impair the prior right and security interest of the Indenture Trustee in and to the Indenture Estate. Upon such payment or performance by the Owner Trust, the Owner Trust shall (to the extent of such payment made by it and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon and so long as no Indenture Payment Default, Indenture Bankruptcy Default or Indenture Event of Default hereunder shall have occurred and be continuing) be subrogated to the rights of the Indenture Trustee and the Noteholders to receive the payment of Basic Rent or Supplemental Rent, as the case may be, with respect to which the Owner Trust made such payment and interest on account of such Basic Rent payment or Supplemental Rent payment being overdue in the manner set forth in the next two sentences.

                  (ii) If the Indenture Trustee shall thereafter receive such payment of Basic Rent, Supplemental Rent or such interest, the Indenture Trustee shall, notwithstanding the requirements of Section 3.1, forthwith, remit such payment of Basic Rent or Supplemental Rent, as the case may be (to the extent of the payment made by the Owner Trust pursuant to this Section 4.3), and such interest to the Owner Trust in reimbursement for the funds so advanced by it, provided that if (A) any Indenture Payment Default, Indenture Bankruptcy Default or Indenture Event of Default hereunder shall have occurred and be continuing or
(B) any payment of principal, interest, or premium, if any, on any Note then shall be overdue, such payment shall not be remitted to the Owner Trust but shall be held by the Indenture Trustee as security for the obligations secured hereby and distributed in accordance with
Section 3.1.

                  (iii) The Owner Trust shall not attempt to recover any amount paid by it on behalf of the Lessee pursuant to this Section 4.3 except by demanding of the Lessee payment of such amount or by commencing an action against the Lessee for the payment of such amount, and except where an Indenture Event of Default (other than a Lease Event of Default) has occurred and is continuing, the Owner Trust shall be entitled to receive the amount of such payment and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon from the Lessee (but neither the Owner Trust nor the Owner Participant shall have any right to collect such amounts by exercise of any of the remedies under Section 17 of the Lease) or, if paid by the Lessee to the Indenture Trustee, from the Indenture Trustee to the extent of funds actually received by the Indenture Trustee.

                  (d) Until the expiration of the period during which the Owner Trust or the Owner Participant shall be entitled to exercise rights under paragraph (a) or (b) of this Section 4.3 with respect to any failure by the Lessee referred to therein, neither the Indenture Trustee nor any Noteholder shall take or commence any action it would otherwise be entitled to take or commence as a result of such failure by the Lessee, whether under this Section 4 or Section 17 of the Lease or otherwise.

                  (e) Each Noteholder agrees, by acceptance thereof, that if
(i)(x) an Indenture Event of Default, which also constitutes a Lease Event of Default, shall have occurred and be continuing for a period of at least 90 days without the Notes having been accelerated or the Indenture Trustee having exercised any remedy under the Lease intended to dispossess the Lessee, (y) the Notes have been accelerated pursuant to Section 4.2(a) and such acceleration has not theretofore been rescinded, or (z) an Enforcement Notice giving notice of the intent of the Indenture Trustee to foreclose on the Undivided Interest or otherwise dispossess the Lessee of the Undivided Interest has been given pursuant to Section 5.1 within the previous 30 days, (ii) no Indenture Event of Default of the nature described in any of clauses (b) through (f) of Section 4.1 hereof shall have occurred and be continuing and (iii) the Owner Trust shall give written notice to the Indenture Trustee of the Owner Trust's intention to purchase all of the Notes in accordance with this paragraph, accompanied by assurances reasonably satisfactory to the Indenture Trustee of the Owner Trust's ability to purchase the Notes, then, upon receipt within 10 Business Days after such notice from the Owner Trust of an amount equal to the sum of (x) the aggregate unpaid principal amount of any unpaid Notes then held by such Noteholder, together with accrued but unpaid interest thereon to the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) plus the aggregate amount, if any, of all sums which, if Section 3.3 where then applicable, such Noteholder would be entitled to be paid before any payments were to be made to the Owner Trust, but excluding any premium, such Noteholder will forthwith sell, assign, transfer and convey to the Owner Trust (without recourse or warranty of any kind other than of title to the Notes so conveyed) all of the right, title and interest of such Noteholder in and to the Indenture Estate, this Indenture, all Notes held by such Noteholder and the Assigned Documents, and the Owner Trust shall thereupon assume all such Noteholder's rights and obligations in such documents; provided, that no such holder shall be required to so convey unless
(1) the Owner

Trust shall have simultaneously tendered payment on all other Notes issued by the Owner Trust at the time outstanding pursuant to this paragraph and (2) such conveyance is not in violation of any Applicable Law. All charges and expenses required to be paid in connection with the issuance of any new Note or Notes in connection with this paragraph shall be borne by the Owner Trust.

                  Section 4.4 Rescission of Acceleration. If at any time after the outstanding principal amount of the Notes shall have become due and payable by acceleration pursuant to Section 4.2, (a) all amounts of principal, premium, if any, and interest which are then due and payable in respect of all the Notes otherwise than pursuant to Section 4.2 shall have been paid in full, together with interest on all such overdue principal and (to the extent permitted by Applicable Law) overdue interest at the rate or rates specified in the Notes, and an amount sufficient to cover all costs and expenses of collection incurred by or on behalf of the holders of the Notes (including, without limitation, counsel fees and expenses and all expenses and reasonable compensation of the Indenture Trustee) and (b) every other Indenture Event of Default shall have been remedied, then a Majority in Interest of Noteholders may, by written notice or notices to the Owner Trust, the Indenture Trustee and the Lessee, rescind and annul such acceleration and any related declaration of default under the Lease and their respective consequences, but no such rescission and annulment shall extend to or affect any subsequent Indenture Event of Default or impair any right consequent thereon, and no such rescission and annulment shall require any Noteholder to repay any principal or interest actually paid as a result of such acceleration.

                  Section 4.5       Return of Indenture Estate, Etc.

                  (a) If at any time the Indenture Trustee has the right to take possession of the Indenture Estate pursuant to Section 4.2, at the request of the Indenture Trustee, the Owner Trust promptly shall (i) execute and deliver to the Indenture Trustee such instruments of title and other documents and (ii) make all such demands and give all such notices as are permitted by the terms of the Lease to be made or given by the Owner Trust upon the occurrence and continuance of a Lease Event of Default, in each case as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate the possession of which the Indenture Trustee shall at the time be entitled to hereunder. If the Owner Trust shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (x) obtain a judgment conferring on the Indenture Trustee the right to immediate possession and requiring the Owner Trust to execute and deliver such instruments and documents to the Indenture Trustee, to the entry of which judgment the Owner Trust hereby specifically consents, and (y) pursue all or any part of the Indenture Estate wherever it may be found and enter any of the premises wherever all or part of the Indenture Estate may be or is supposed to be and search for all or part of the Indenture Estate and take possession of and remove all or part of the Indenture Estate.

                  (b) Upon every such taking of possession, the Indenture Trustee may, from time to time, as a charge against proceeds of the Indenture Estate, make all such expenditures with respect to the Indenture Estate as it may deem proper. In each such case, the Indenture Trustee shall have the right to deal with the Indenture Estate and to carry on the business and exercise all rights and powers of the Owner Trust relating to the Indenture Estate, as the Indenture Trustee shall deem best, and, the Indenture Trustee shall be entitled to collect and receive all rents (including Basic Rent and Supplemental Rent), revenues, issues, income, products and profits of the Indenture Estate and every part thereof (without prejudice to the right of the Indenture Trustee under any provision of this Indenture to collect and receive cash held by, or required to be deposited with, the Indenture Trustee hereunder) and to apply the same to the management of or otherwise dealing with the Indenture Estate and of conducting the business thereof, and of all expenditures with respect to the Indenture Estate and the making of all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trust and the Lessee relating to the Indenture Estate and the Operative Documents), or under any provision of, this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee and of all Persons properly engaged and employed by the Indenture Trustee.

                  Section 4.6       Power of Sale and Other Remedies.

                  (a) In addition to all other remedies provided for herein, if an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall have the right to exercise the statutory power of sale and sell the Indenture Estate or any part of the Indenture Estate at public sale or sales, in order to pay the Secured Indenture Indebtedness, and all impositions, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorney's fees, if incurred. At any such public sale, the Indenture Trustee may execute and deliver to the purchaser a conveyance of the Indenture Estate or any part of the Indenture Estate, and to this end, the Owner Trust hereby constitutes and appoints the Indenture Trustee the agent and attorney in fact of the Owner Trust to make such sale and conveyance, and thereby to divest the Owner Trust of all right, title or equity that the Owner Trust may have in and to the Indenture Estate and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney in fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon the Owner Trust. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Secured Indenture Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of the Secured Indenture Indebtedness.

                  (b) Further, if an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may, in addition to and not in abrogation of other rights and remedies provided in this Section, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Notes or the performance of any term, covenant, condition of agreement of this Indenture or any other right, and (ii) to pursue any other remedy available to it, all as the Indenture Trustee shall determine to be expedient for such purposes.

                  (c) Upon any foreclosure sale, the Indenture Trustee may bid for and purchase the Indenture Estate and shall be entitled to apply all or any part of the Secured Indenture Indebtedness as a credit to the purchase price. In the event of a foreclosure sale of the Indenture Estate, the proceeds of said sale shall be applied as provided in Section 3.3. In the event of any such foreclosure sale by the Indenture Trustee, the Owner Trust shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

                  (d) The Indenture Trustee, at the Indenture Trustee's option, is authorized to foreclose this Indenture subject to the rights of any tenants of the Indenture Estate, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by the Owner Trust to be, a defense to any proceedings instituted by the Indenture Trustee to collect the Secured Indenture Indebtedness.

                  (e) In addition, as part of the consideration for the Secured Indenture Indebtedness, the Owner Trust has absolutely and unconditionally assigned and transferred to the Indenture Trustee the Revenues, including those now due, past due or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Indenture Estate. The Owner Trust hereby authorizes the Indenture Trustee or the Indenture Trustee's agents to collect the Revenues and hereby directs such tenants of the Indenture Estate to pay the Revenues to the Indenture Trustee or the Indenture Trustee's agents; provided, however, that prior to written notice given by the Indenture Trustee to the Owner Trust of any Indenture Event of Default by the Owner Trust, but subject to the other provisions of this Indenture, the Owner Trust shall collect and receive the Revenues as trustee for the benefit of the Indenture Trustee and the Owner Trust, to apply the Revenues so collected to the Secured Indenture Indebtedness with the balance, so long as no Indenture Event of Default has occurred, to the account of the Owner Trust. The Owner Trust agrees that each tenant of the Indenture Estate shall pay the Revenues to the Indenture Trustee or the Indenture Trustee's agents on the Indenture Trustee's written demand therefor without any liability on the part of said tenant to inquire further as to the existence of an Indenture Event of Default.

                  Section 4.7 Appointment of Receiver. If the outstanding principal amount of the Notes shall have been declared due and payable pursuant to Section 4.2, as a matter of right, the Indenture Trustee shall be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee thereof) for all or any part of the Indenture Estate, whether such receivership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and the Owner Trust hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Indenture Estate shall be entitled to exercise all the rights and powers with respect to the Indenture Estate to the extent instructed to do so by the Indenture Trustee.

                  Section 4.8 Remedies Cumulative. Each and every right, power and remedy herein specifically given to the Indenture Trustee or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Participant, the Owner Trust or the Lessee or to be an acquiescence therein.

                  Section 4.9 Waiver of Various Rights by the Owner Trust. The Owner Trust hereby waives and agrees, to the extent permitted by Applicable Law, that it will never seek or derive any benefit or advantage from any of the following, whether now existing or hereafter in effect, in connection with any proceeding under or in respect of this Indenture:

                  (a)      any stay, extension, moratorium or other similar law;

                  (b) any law providing for the valuation of or appraisal of any portion of the Indenture Estate in connection with a sale thereof; or

                  (c) any right to have any portion of the Indenture Estate or other security for the Notes marshaled.

                  The Owner Trust covenants not to hinder, delay or impede the exercise of any right or remedy under or in respect of this Indenture except as permitted by Section 4.3, and agrees, to the extent permitted by Applicable Law, to suffer and permit its exercise as though no laws or rights of the character listed above were in effect.

                  Section 4.10 Discontinuance of Proceedings. In case the Indenture Trustee or any Noteholder shall have proceeded to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee or the Noteholder, then and in every such case the Owner Trust, the Indenture Trustee and the Lessee shall be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all rights, remedies and powers of the Indenture Trustee or the Noteholder shall continue as if no such proceedings had taken place.

                  Section 4.11 No Action Contrary to the Lessee's Rights Under the Lease. Notwithstanding any other provision of any of the Operative Documents, so long as no Lease Event of Default shall have occurred and be then continuing and the Lease shall not have been declared (or deemed to have been declared) in default, the Indenture Trustee shall not take or cause to be taken any action contrary to the Lessee's rights under the Lease and the Site Sublease, including its rights, as between the Lessee and the Owner Trust and the Owner

Participant and any Person claiming by or through the Owner Trust or the Owner Participant, to quiet enjoyment of the use, operation and possession of the Undivided Interest by the Lessee of the Facility, the Undivided Interest and the Ground Interest.

                  Section 4.12 Right of the Indenture Trustee to Perform Covenants, Etc. If the Owner Trust shall fail to make any payment or perform any act required to be made or performed by it hereunder or under the Lease, the Site Lease, the Site Sublease or the Participation Agreement, or if the Owner Trust shall fail to release any Lien affecting the Indenture Estate which it is required to release by the terms of this Indenture or the Participation Agreement or the Trust Agreement, the Indenture Trustee, without notice to or demand upon the Owner Trust and without waiving or releasing any obligation or defaults may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Indenture Estate and may take all such action with respect thereto (including entering upon the Facility Site or any part thereof, to the extent, of the Undivided Interest for such purpose) as, in the Indenture Trustee's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by the Indenture Trustee and all costs and expenses (including, without limitation, legal fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

                  Section 4.13 Further Assurances. The Owner Trust covenants and agrees from time to time to do all such acts and execute all such instruments of further assurance as shall be reasonably requested by the Indenture Trustee for the purpose of fully carrying out and effectuating this Indenture and the intent hereof.

                  Section 4.14 Waiver of Past Defaults. Any past Indenture Event of Default and its consequences may be waived by the Indenture Trustee, except an Indenture Event of Default (a) in respect of the payment of the principal of, premium, if any, and or interest on any Note, subject to the provisions of
Section 5.1 and 8.1, or (b) in respect of a covenant or provision hereof which, under Section 8.2, cannot be modified or amended without the consent of each Noteholder. Upon any such waiver and subject to the terms of such waiver, such Indenture Event of Default shall cease to exist, and any other Indenture Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Indenture Event of Default or impair any right consequent thereon.

                                    SECTION 5

                          DUTIES OF INDENTURE TRUSTEE;
                    CERTAIN RIGHTS AND DUTIES OF OWNER TRUST

                  Section 5.1 Notice of Action Upon Indenture Event of Default. The Indenture Trustee shall give prompt written notice to the Owner Trust and the Owner Participant of any Indenture Event of Default with respect to which the Indenture Trustee has Actual Knowledge and will give the Lessee and the Owner Participant not less than 30 days' prior written notice of the date on or after which the Indenture Trustee intends to exercise remedies under Section 4.2 (an "Enforcement Notice"), which notice may be given contemporaneously with any notice contemplated by Section 4.2(a) or 4.2(b).

                  Section 5.2 Actions upon Instructions Generally. Subject to the terms of Sections 5.4, 5.5 and 5.6, upon written instructions at any time and from time to time of a Majority in Interest of Noteholders, the Indenture Trustee shall take such of the following actions as may be specified in such instructions: (a) give such notice, direction or consent or exercise such right, remedy or power or take such action hereunder or under any Assigned Document, or in respect of any part of or all the Indenture Estate, as it shall be entitled to take and as shall be specified in such instructions; (b) take such action with respect to or to preserve or protect the Indenture Estate (including the discharge of Liens) as it shall be entitled to take and as shall be specified in such instructions; and (c) waive, consent to, approve (as satisfactory to it) or disapprove all matters required by the terms of any Operative Documents to be satisfactory to the Indenture Trustee, it being understood that without such written instructions the Indenture Trustee shall not waive, consent or approve any such matter as satisfactory to it. The Indenture Trustee may, and upon written instructions from a Majority in Interest of Noteholders the Indenture Trustee shall, execute and file or cause to be executed and filed any instrument or document relating to the security, title, Lien, security interest and assignment granted by the Owner Trust herein as may be necessary to protect and preserve the security title, Lien, security interest or assignment created by or pursuant to this Indenture, to the extent otherwise entitled to do so and as shall be specified in such instructions.

                  Section 5.3 Action Upon Payment of Notes or Termination of Lease. Subject to the terms of Section 5.4, upon payment in full of the principal of and interest on all Notes then outstanding and all other amounts then due all Noteholders hereunder, and all other sums secured hereby or otherwise required to be paid hereunder, under the Participation Agreement and under the Lease, the Indenture Trustee shall execute and deliver to, or as directed in writing by, the Owner Trust an appropriate instrument in due form for recording, releasing the Indenture Estate from the Lien of this Indenture. Nothing in this Section 5.3 shall be deemed to expand the instances in which the Owner Trust is entitled to prepay the Notes.

                  Section 5.4 Compensation of the Indenture Trustee; Indemnification.

                  (a) The Owner Trust will from time to time, on demand, pay to the Indenture Trustee such compensation for its services hereunder as shall be agreed to by the Owner Trust, the Lessee and the Indenture Trustee, or, in the absence of agreement, reasonable compensation for such services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Indenture Trustee agrees that it shall have no right against the Noteholders or, except as provided in Section 3 and Section 4.2 or this Section 5, the Indenture Estate, for any fee as compensation for its services hereunder.

                  (b) The Indenture Trustee shall not be required to take any action or refrain from taking any action under Section 4, 5.2 or 9.1 unless it and its directors, officers, employees or agents shall have been indemnified in manner and form satisfactory to the Indenture Trustee. The Indenture Trustee shall not be required to take any action under Section 4 or Section 5.2, 5.3 or 9.1, nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if it shall have been advised by counsel (who shall not be an employee of the Indenture Trustee) that such action is contrary to the terms hereof or is otherwise contrary to Applicable Law or (unless it shall have been indemnified in manner and form satisfactory to the Indenture Trustee) may result in personal liability to the Indenture Trustee.

                  Section 5.5 No Duties Except as Specified; No Action Except Under Lease, Indenture or Instructions. The Indenture Trustee shall not have any duty or obligation to and shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Indenture Estate or otherwise take or refrain from taking any action under or in connection with this Indenture or the other Assigned Documents except as expressly provided by the terms of this Indenture or as expressly provided in written instructions from a Majority in Interest of Noteholders in accordance with Section 5.2; and no implied duties or obligations shall be read into this Indenture against the Indenture Trustee.

                  Section 5.6 Certain Rights of the Owner Trust. Notwithstanding any other provision of this Indenture:

                  (a) The Owner Trust shall at all times, to the exclusion of the Indenture Trustee, (i) retain all rights to demand and receive payment of, and to commence an action for payment of, Excepted Payments, but the Owner Trust shall have no remedy or right with respect to any such payment against the Indenture Estate nor any right to collect any such payment by the exercise of any of the remedies under Section 17 of the Lease; (ii) retain all rights with respect to insurance that Section 11 (Insurance) of the Lease specifically confers upon the Owner Trust and to waive any failure by the Lessee to maintain the insurance required by Section 11 of the Lease so long as the insurance maintained by the Lessee still constitutes Prudent Industry Practice; (iii) retain all rights to adjust Basic Rent and Termination Value as provided in Section 3.6 (Adjustment of Basic Rent and Termination Values) of the Lease or the Tax Indemnity Agreement; provided, however, that after giving effect to any such adjustment (x) the amount of Basic Rent (other than Deferrable Payments) payable on each Rent Payment Date shall be at least equal to the aggregate amount of all principal and accrued interest payable on such Rent Payment Date on all Notes then outstanding and (y) Termination Value shall in no event be less (when added to all other amounts required to be paid by the Lessee under the Lease in respect of any early termination of the Lease) than an amount sufficient, as of the date of payment, to pay in full the principal of, and premium and interest on all Notes outstanding on and as of such date of payment; and (iv) except in connection with the exercise of remedies pursuant to the Lease, retain all rights to exercise the Owner Trust's rights relating to the Appraisal Procedure and to confer and agree with the Lessee on Fair Market Rental Value or any Renewal Term;

                  (b) The Owner Trust shall have the right, but not to the exclusion of the Indenture Trustee, (i) to receive from the Lessee all notices, certificates, opinions of counsel and other documents and all information that the Lessee is permitted or required to give or furnish to the Owner Trust pursuant to the Lease or any other Operative Document; (ii) to inspect the Facility and the records relating thereto pursuant to Section 12 (Inspection) of the Lease; (iii) to provide such insurance as may be permitted by Section 11 of the Lease; and (iv) to perform for the Lessee as provided in Section 20 (Lessor's Right to Perform) of the Lease;

                  (c) So long as the Notes have not been accelerated pursuant to
         Section 4.2(a) (or, if accelerated, such acceleration has theretofore been rescinded) or the Indenture Trustee shall not have exercised any of its rights pursuant to Section 4 to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Trust shall retain the right, to the exclusion of the Indenture Trustee, to exercise the rights of the Owner Trust under, and to determine compliance by the Lessee with, the provisions of Sections
         3.4 (Deferrable Payments), 5 (Return of Undivided Interest) in connection with the return of the Undivided Interest on the Lease Expiration Date, 10 (Event of Loss) (other than Section 10.2 thereof), 13 (Termination Option for Burdensome Events), 14 (Termination for Obsolescence) and 15 (Lease Renewal) of the Lease;

                  (d) Except as otherwise provided in this Section 5.6, so long as the Notes have not been accelerated pursuant to Section 4.2(a) (or, if accelerated, such acceleration has theretofore been rescinded) or the Indenture Trustee shall not have exercised any of its rights pursuant to Section 4 to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Trust shall have the right, to be exercised jointly with the Indenture Trustee, (i) to exercise the Owner Trust's rights with respect to the Lessee's use and operation, modification or maintenance of the Facility, under Sections 7 (Maintenance; Replacement of Components), 8 (Modifications) and 19 (Sublease) of the Lease, and (ii) to exercise the rights of the Owner Trust under Section 10.2 of the Lease; provided, however, that (A) the Owner Trust shall have no right to receive any Basic Rent payment or other payments by or on behalf of the Lessee other than Excepted Payments payable to the Owner Trust or the Owner Participant, (B) no determination by the Owner Trust or the Indenture Trustee that the Lessee is in compliance with the provisions of any such Assigned Document shall be binding upon or otherwise affect the rights hereunder of the Indenture Trustee or any Noteholder on the one hand or the Owner Trust or the Owner Participant on the other hand, and (C) the Owner Trust shall not have the right to (i) declare any Lease Event of Default pursuant to Section 16 of the Lease (except as provided in Section 4.2(f) in respect of a failure to pay Excepted Payments) or (ii) exercise any remedies pursuant to Section 17 of the Lease; and

                  (e) Nothing in this Indenture shall give to, or create in, or otherwise provide the benefit of to, the Indenture Trustee, any rights of the Owner Participant under or pursuant to the Tax Indemnity Agreement or any other Operative Document (including any Assigned Document), and nothing in this Section 5.6 or elsewhere in this Indenture shall give to the Owner Trust the right to exercise any rights specifically given to the Indenture Trustee pursuant to any Operative Document (including any Assigned Document); but nothing in clauses (a) through (d) above shall deprive the Indenture Trustee of the exclusive right, so long as this Indenture shall be in effect, to declare the Lease to be in default under Section 16 thereof and thereafter to exercise the remedies provided therein.

                  Section 5.7 Restrictions on Dealing with Indenture Estate. Except as provided in the Operative Documents, but subject to the terms of this Indenture, the Owner Trust shall not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Undivided Interest, the Facility Site, any part of the Facility Site or any other part of the Indenture Estate.

                  Section 5.8 Filing of Financing Statements and Continuation Statements. Pursuant to Section 5.10 of the Participation Agreement, the Lessee has covenanted to maintain the priority of the Lien of this Indenture on the Indenture Estate. The Indenture Trustee shall, at the request and expense of the Lessee, as provided in the Participation Agreement, execute and deliver to the Lessee and Lessee will file, if not already filed, such financing statements or other documents and such continuation statements or other documents with respect to financing statements or other documents previously filed relating to the Lien created by this Indenture in the Indenture Estate as may be supplied to the Indenture Trustee by the Lessee. At any time and from time to time, upon the request of the Lessee or the Indenture Trustee, at the expense of the Lessee (and upon receipt of the form of document so to be executed), the Owner Trust shall promptly and duly execute and deliver any and all such further instruments and documents as the Lessee or the Indenture Trustee may request in obtaining the full benefits of the security interest and assignment created or intended to be created hereby and of the rights and powers herein granted. Upon the reasonable instructions (which instructions shall be accompanied by the form of document to be filed) at any time and from time to time of the Lessee or the Indenture Trustee, the Owner Trust shall execute and file any financing statement (and any continuation statement with respect to any such financing statement), and any other document relating to the security interest and assignment created by this Indenture as may be specified in such instructions. In addition, the Indenture Trustee and the Owner Trust will execute such continuation statements with respect to financing statements and other documents relating to the Lien created by this Indenture in the Indenture Estate as may be specified from time to time in written instructions of any Noteholder (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement or other document so to be filed). Except as otherwise herein expressly provided, neither the Indenture Trustee nor the Owner Trust shall have responsibility for the protection, perfection or preservation of the Lien created by this Indenture.

                                    SECTION 6

                        INDENTURE TRUSTEE AND OWNER TRUST

                  Section 6.1 Acceptance of Trusts and Duties. The Indenture Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture, and agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the provisions hereof. If any Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall, subject to the provisions of Section 4 and 5, exercise such of the rights and remedies vested in it by this Indenture and shall at all times use the same degree of care in their exercise as a prudent person would exercise or use in the circumstances in the conduct of its own affairs. The Indenture Trustee shall not be liable under any circumstances, except (a) for its own negligence or willful misconduct, (b) for any inaccuracy of any representation or warranty contained in (x) Section
3.4 of the Participation Agreement, (y) the certificate delivered by the Indenture Trustee at the Closing pursuant to Section 4.5 of the Participation Agreement or (z) Section 6.3(b), or (c) for the performance of its obligations under Section 9 of the Participation Agreement; and the Indenture Trustee shall not be liable for any action or inaction of the Owner Trust; provided, however, that

                 (i) Prior to the occurrence of an Indenture Event of Default of which a Responsible Officer of the Indenture Trustee shall have Actual Knowledge, and after the curing of all such Indenture Events of Default which may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of the Operative Documents, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Operative Documents, no implied covenants or obligations shall be read into the Operative Documents against the Indenture Trustee and, in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notes or opinions furnished to the Indenture Trustee and conforming to requirements of this Indenture;

                (ii) The Indenture Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Indenture Trustee, unless it shall be proven that the Indenture Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture or at the direction of the Majority in Interest of Noteholders, relating to the time, method and place of conducting any proceeding or remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Indenture;

                (iv) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default, Lease Event of Default, Lease Material Default or Indenture Event of Default (except for defaults and Indenture Event of Default resulting from an event of nonpayment) unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no default or Indenture Event of Default;

                 (v) The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Owner Trust under this Indenture;

                (vi) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

               (vii) The Indenture Trustee may consult with counsel;

              (viii) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder with due care; and

                (ix) The Indenture Trustee shall not be personally liable absent gross negligence for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the direction of rights or powers conferred upon it by this Agreement or any other Operative Document.

                  Section 6.2 Absence of Certain Duties. Except in accordance with written instructions furnished pursuant to Section 5.2 and except as provided in Section 5.5 and 5.8, the Indenture Trustee shall have no duty (a) to see to any registration, recording or filing of any Operative Document (or any financing or continuation statements in respect thereof) or to see to the maintenance of any such registration, recording or filing, (b) to see to any insurance on the Facility or the Undivided Interest or to effect or maintain any such insurance, (c) except as otherwise provided in Section 5.5 or in Section 9 of the Participation Agreement, to see to the payment or discharge of any Tax or any Lien of any kind owing with respect to, or assessed or levied against, any part of the Indenture Estate, (d) to confirm or verify the contents of any report, notice, request, demand, certificate, financial statement or other instrument of the Lessee, the Owner Trust or the Owner Participant, (e) to inspect the Facility at any time or ascertain or inquire as to the performance or observance of any of the covenants of the Lessee, the Owner Trust or the Owner Participant with respect to the Facility, (f) to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have provided to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (which in the case of the Majority in Interest of Noteholders will be deemed to be satisfied by a letter agreement with respect to such costs from such Majority in Interest in the Noteholders); or (g) to give any bond or surety in respect of the execution of the trust fund created hereby or the powers granted hereunder. Notwithstanding the foregoing, the Indenture Trustee shall furnish to each Noteholder and to the Owner Trust and the Owner Participant promptly upon receipt thereof of duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee hereunder or under any of the Operative Documents unless the Indenture Trustee shall reasonably believe that each such Noteholder, the Owner Trust and the Owner Participant shall have received copies thereof.

                  Section 6.3 Representations, Warranties and Covenants.

                  (a) Subject to Section 2.5, the Owner Trust hereby covenants and agrees that it will duly and punctually pay the principal of, and premium, if any, and interest on, the Notes in accordance with the terms thereof and this Indenture. The Owner Trust represents and warrants that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Indenture shall remain in effect, any of its estate, right, title or interest subject to this Indenture, to anyone other than to an additional or successor trustee under the Trust Agreement or to the Indenture Trustee. Subject to
Section 5.6, the Owner Trust further covenants that it will not, except with the prior written consent of the Indenture Trustee or as expressly provided in or permitted by this Indenture or with respect to any property not constituting part of the Indenture Estate, (i) exercise any election or option, or make any decision or determination, or give any notice, consent, waiver or approval, or take any other action, under or in respect of any Assigned Document, (ii) accept and retain any payment from, or settle or compromise any claim against, the Lessee under any Assigned Document in violation of Section 3.9, (iii) submit or consent to the submission to arbitration of any dispute, difference or other matter arising under or in respect of any Assigned Document, or (iv) take any action, which would result in an alteration or impairment of any Note or any Assigned Document (except in respect of Excepted Payments) or any of the rights or security created or effected thereby. A signed copy of any amendment or supplement to the Trust Agreement shall be delivered by the Owner Trust, the Indenture Trustee and the Lessee. This Indenture and the Indenture Estate shall not be affected by any action taken under or in respect of the Trust Agreement except as otherwise provided or permitted by this Indenture.

                  (b) NEITHER THE OWNER TRUST NOR THE INDENTURE TRUSTEE MAKES, NOR SHALL BE DEEMED TO HAVE MADE (i) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH PLANS OR SPECIFICATIONS, QUALITY, DURABILITY, SUITABILITY, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE FACILITY OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE UNDIVIDED INTEREST OR ANY OTHER PART OF THE INDENTURE ESTATE, except that the Owner Trust represents and warrants that on the Closing Date it shall have received whatever title or interest to the Undivided Interest and the Facility Site as was conveyed to it by the Sellers under the Asset Purchase Agreement and that on the Closing Date the Undivided Interest shall be free of Lessor's Liens and the Owner Participant's Liens or
(ii) any representation or warranty as to the validity, legality or enforceability of this Indenture, the Notes or any of the other Operative Documents, or as to the correctness of any statement contained in any thereof, except that each of the Owner Trust and the Indenture Trustee represents and warrants that this Indenture and the Participation Agreement have been, and, in the case of the Owner Trust, the other Operative Documents to which it is or is to become a party have been or will be, executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf.

                  Section 6.4 No Segregation of Moneys; No Interest. All moneys and securities deposited with and held by the Indenture Trustee under this Indenture for the purpose of paying, or securing the payment of, the principal of or premium or interest on the Notes shall be held in trust. Except as specifically provided herein or in the Lease, any moneys received by the Indenture Trustee hereunder need not be segregated in any manner except to the extent required by Applicable Law and may be deposited under such general conditions as may be prescribed by Applicable Law, and neither the Owner Trust nor the Indenture Trustee shall be liable for any interest thereon; provided, however, subject to Section 6.5, that any payments received or applied hereunder by the Indenture Trustee shall be accounted for by Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

                  Section 6.5 Reliance; Agents; Advice of Experts. The Indenture Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper, or any facsimile transmission, e-mail or other electronic communication, believed to be genuine and believed to be signed or sent by the proper party or parties. The Indenture Trustee may accept in good faith a certified copy of a resolution of the Board of Directors of the Lessee as conclusive evidence that such resolution has been duly adopted by such Board and that the same is in full force and effect. As to the amount of any payment to which any Noteholder is entitled pursuant to Clause "Third" of
Section 3.2 or Section 3.3, and as to the amount of any payment to which any other Person is entitled pursuant to Section 3.5 or Section 3.7, the Indenture Trustee for all purposes hereof may rely on and shall be protected in acting or refraining from acting upon an Officer's Certificate of such Noteholder or other Person, as the case may be. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Indenture Trustee for all purposes hereof may rely on an Officer's Certificate of the Owner Trust or the Lessee or a Noteholder as to such a fact or matter, and such certificate shall constitute full protection to the Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Indenture Estate (but subject to the priorities of payment set forth in Section 3), consult with independent skilled Persons to be selected and retained by it (other than Persons regularly in its employ) as to matters within their particular competence, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion, within such Person's area of competence, of any such Person, so long as the Indenture Trustee shall have exercised reasonable care in selecting such Person.


                                    SECTION 7

               SUCCESSOR INDENTURE TRUSTEES AND SEPARATE TRUSTEES

                  Section 7.1 Resignation or Removal of the Indenture Trustee; Appointment of Successor.

                  (a) Resignation or Removal. The Indenture Trustee or any successor thereto may resign at any time with or without cause by giving at least 30 days' prior written notice to the Owner Trust, the Owner Participant, the Lessee and each Noteholder, such resignation to be effective on the acceptance of appointment by the successor to the Indenture Trustee pursuant to the provisions of subsection (b) below. In addition, a Majority in Interest in the Noteholders may at any time remove the Indenture Trustee with or without cause by an instrument in writing delivered to the Owner Trust, the Owner Participant and the Indenture Trustee, and the Owner Trust shall give prompt written notification thereof to each Noteholder and the Lessee. Such removal will be effective on the acceptance of appointment by the successor Indenture Trustee pursuant to the provisions of subsection (b) below. In the case of the resignation or removal of the Indenture Trustee, a Majority in Interest of Noteholders may appoint a successor Indenture Trustee by an instrument signed by such holders. If a successor Indenture Trustee shall not have been appointed within 30 days after such resignation or removal, the Indenture Trustee or any Noteholder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been appointed by a Majority in Interest of Noteholders as above provided. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed by a Majority in Interest in the Noteholders as above provided.

                  (b) Acceptance of Appointment. Any successor Indenture Trustee shall (i) execute and deliver to the predecessor Indenture Trustee, the Owner Participant, the Owner Trust and all Noteholders an instrument accepting such appointment, and (ii) execute and present for filing with the appropriate Governmental Entity, if any, a notice with the relevant details of such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Indenture Trustee herein; but nevertheless upon the written request of such successor Indenture Trustee or a Majority in Interest of Noteholders, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee hereunder. To the extent required by Applicable Law or upon request of the successor Indenture Trustee, the

Owner Trust shall execute any and all documents confirming the vesting of such estates, properties, rights and powers in the successor Indenture Trustee.

                  (c) Qualifications. Any successor Indenture Trustee, however appointed, shall be a trust company or bank with trust powers (i) which (A) has a combined capital and surplus of at least $150,000,000, or (B) is a direct or indirect subsidiary of a corporation which has a combined capital and surplus of at least $150,000,000 provided such corporation guarantees the performance of the obligations of such trust company or bank as Indenture Trustee, or (C) is a member of a bank holding company group having a combined capital and surplus of at least $150,000,000 provided the parent of such bank holding company group or a member which itself has a combined capital and surplus of at least $150,000,000 guarantees the performance of the obligations of such trust company or bank, and (ii) is willing, able and legally qualified to perform the duties of Indenture Trustee hereunder upon reasonable or customary terms. No successor Indenture Trustee, however appointed, shall become such if such appointment would result in the violation of any Applicable Law or create a conflict or relationship involving a conflict of interest under the Trust Indenture Act of 1939, as amended.

                  (d) Merger, etc. Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of subsection (c) above, be the Indenture Trustee under this Indenture without further act.

                  Section 7.2 Appointment of Additional and Separate Trustees.

                  (a) Appointments. Whenever (i) the Indenture Trustee shall deem it necessary or prudent in order to conform to any law of any applicable jurisdiction or to make any claim or bring any suit with respect to or in connection with the Indenture Estate, this Indenture, the Lease, the Notes or any of the transactions contemplated by the Operative Documents, (ii) the Indenture Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Noteholders or (iii) a Majority in Interest of Noteholders deems it so necessary or prudent and shall have requested in writing the Indenture Trustee to do so, then in any such case the Indenture Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee either to act as additional trustee or trustees of all or any part of the Indenture Estate, jointly with the Indenture Trustee, or to act as separate trustee or trustees of all or any part of the Indenture Estate, in any such case with such powers as may be provided in such instruments or agreements, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Indenture Trustee deemed necessary or advisable by the Indenture Trustee, subject to the remaining provisions of this Section 7.2. The Owner Trust hereby consents to all actions taken by the Indenture Trustee under the provisions of this Section 7.2 and agrees, upon the Indenture Trustee's request, to join in and execute, acknowledge and deliver any or all such instruments or agreements; and the Owner Trust hereby makes, constitutes and appoints the Indenture Trustee its agent and attorney-in-fact for it and in its name, place and stead to execute, acknowledge and deliver any such instrument or agreement in the event that the Owner Trust shall not itself execute and deliver the same within 15 days after receipt by it of such request so to do; provided, however, that the Indenture Trustee shall exercise due care in selecting any additional or separate trustee if such additional or separate trustee shall not be a Person possessing trust powers under Applicable Law. If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law or take any such action or shall be advised by such counsel that it is no longer necessary or prudent in the interest of the Noteholders or in the event that the Indenture Trustee shall have been requested to do so in writing by a Majority in Interest of Noteholders, the Indenture Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee. In such connection, the Indenture Trustee may act on behalf of the Owner Trust to the same extent as is provided above. Notwithstanding anything contained to the contrary in this
Section 7.2(a), to the extent the laws of any jurisdiction preclude the Indenture Trustee from taking any action hereunder either alone, jointly or through a separate trustee under the direction and control of the Indenture Trustee, the Owner Trust, at the instruction of the Indenture Trustee, shall appoint a separate trustee for such jurisdiction, which separate trustee shall have full power and authority to take all action hereunder as to matters relating to such jurisdiction without the consent of the Indenture Trustee, but not subject to the same limitations in any exercise of his power and authority as those to which the Indenture Trustee is subject.

                  (b) The Indenture Trustee as Agent. Any additional trustee or separate trustee at any time by an instrument in writing may constitute the Indenture Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by Applicable Law, to do all acts and things and exercise all discretions which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall become incapable of acting or cease to be such additional trustee or separate trustee, the property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by Applicable Law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a new successor to such additional trustee or separate trustee, unless and until a successor is appointed in the manner hereinbefore provided.

                  (c) Requests, etc. Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take the requested, approved or consented to action.

                  (d) Subject to Indenture, etc. Each additional trustee and separate trustee appointed pursuant to this Section 7.2 shall be subject to, and shall have the benefit of, Sections 3 through 9 insofar as they apply to the Indenture Trustee. Notwithstanding any other provision of this Section 7.2, (i) the powers, duties, obligations and rights of any additional trustee or separate trustee appointed pursuant to this Section 7.2 shall not in any case exceed those of the Indenture Trustee hereunder, (ii) all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of moneys or the investment of moneys shall be exercised solely by the Indenture Trustee and (iii) no power hereby given to, or exercisable as provided herein by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Indenture Trustee.


                                    SECTION 8

                       SUPPLEMENTS AND AMENDMENTS TO THIS
                          INDENTURE AND OTHER DOCUMENTS

                  Section 8.1 Supplemental Indentures and Other Amendments With Consent, Conditions and Limitations. At any time and from time to time, subject to Section 8.3, but only upon the written direction of a Majority in Interest of Noteholders and the written consent of the Owner Trust, (a) the Indenture Trustee shall execute an amendment or supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture as specified in such request, and (b) the Indenture Trustee shall enter into or consent to such written amendment of or supplement to any Assigned Document as each other party thereto may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of or consent to the terms of any such agreement or document as may be specified in such request; provided, however, that without the consent of the Noteholders representing one hundred percent (100%) of the outstanding principal amount of Notes, such percentage to be determined in the same manner as provided in the definition of the term "Majority in Interest of Noteholders," no such supplement to or amendment of this Indenture or any Assigned Document, or waiver or modification of or consent to the terms hereof or thereof, shall (i) modify the definition of the terms "Majority in Interest in the Noteholders" or reduce the percentage of Noteholders required to take or approve any action hereunder, (ii) change the amount or the time of payment of any amount owing or payable under any Note or change the rate or manner of calculation of interest payable on any Note, (iii) alter or modify the provisions of Section 3 with respect to the manner of payment or the order of priorities in which distributions thereunder shall be made as between the Noteholders and the Owner Trust, (iv) reduce the amount (except to any amount as shall be sufficient to pay the aggregate principal of, premium, if any, and interest on all outstanding Notes) or extend the time of payment of Basic Rent or Termination Value except as expressly provided in
Section 3.6 of the Lease, or change any of the circumstances under which Basic Rent or Termination Value is payable, or (v) consent to any assignment of the Lease if in connection therewith the Lessee will be released from its obligation to pay Basic Rent and Termination Value or such assignment shall reduce the Lessee's obligations in respect of the payment of Basic Rent or Termination Value or change the absolute and unconditional character of such obligations as set forth in Section 9 of the Lease.

                  Section 8.2 Supplemental Indentures and Other Amendments Without Consent. Without the consent of any Noteholders but subject to the provisions of Section 8.3, and only after notice thereof shall have been sent to the Noteholders and with the consent of the Owner Trust, the Indenture Trustee shall enter into any indenture or indentures supplemental hereto or execute any amendment, modification, supplement, waiver or consent with respect to any other Operative Document (a) to evidence the succession of a successor as the Indenture Trustee hereunder, the removal of the Indenture Trustee or the appointment of any separate or additional trustee or trustees, in each case if done pursuant to the provisions of Section 7 and to define the rights, powers, duties and obligations conferred upon any such separate trustee or trustees or co-trustee or co-trustees, (b) to correct, confirm or amplify the description of any property at any time subject to the Lien of this Indenture or to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee, (c) to provide for any evidence of the creation and issuance of any Additional Notes pursuant to, and subject to the conditions of, Section 2.12, (d) to cure any ambiguity in, to correct or supplement any defective or inconsistent provision of, or to add to or modify any other provisions and agreements in this Indenture or any other Operative Document in any manner that will not in the judgment of the Indenture Trustee materially adversely affect the interests of the Noteholders, (e) to grant or confer upon the Indenture Trustee for the benefit of the Noteholders any additional rights, remedies, powers, authority or security which may be lawfully granted or conferred and which are not contrary or inconsistent with this Indenture, (f) to add to the covenants or agreements to be observed by the Owner Trust and which are not contrary to this Indenture, to add Indenture Events of Defaults for the benefit of Noteholders or to surrender any right or power of the Owner Trust, provided it has consented thereto, and (g) with respect to any indenture or indentures supplemental hereto or any amendment, modification, supplement or waiver or consent with respect to any other Operative Document, provided such supplemental indenture, amendment, modification, supplement, waiver or consent shall not, in the judgment of the Indenture Trustee, materially adversely affect the interest of the Noteholders; provided, however, that no such amendment, modification, supplement, waiver or consent contemplated by this Section 8.2 shall, without the consent of the holder of each then outstanding Note, cause any of the events specified in clauses (i) through (v) of the first sentence of Section 8.1 to occur; and provided, further, that no such amendment, modification, supplement, waiver or consent contemplated by this
Section 8.2 shall, without the consent of the holder of a Majority in Interest of Noteholders, modify the provisions of Sections 5 or 6 of the Participation Agreement without the consent of a Majority in Interest of Noteholders.

                  Section 8.3 Conditions to Action by the Indenture Trustee. If in the opinion of the Indenture Trustee any document required to be executed pursuant to the terms of Section 8.1 or 8.2 or the election referred to in
Section 9.13 adversely affects any immunity or indemnity in favor of the Indenture Trustee under this Indenture or the Participation Agreement, or would materially increase its administrative duties or responsibilities hereunder or thereunder or may result in personal liability for it (unless it shall have been provided an indemnity satisfactory to the Indenture Trustee), the Indenture Trustee may in its discretion decline to execute such document or the election. With every such document and election, the Indenture Trustee shall be furnished with evidence that all necessary consents have been obtained and with an opinion of counsel that such document complies with the provisions of this Indenture, does not deprive the Indenture Trustee or the holders of the Notes of the benefits of the Lien hereby created on any property subject hereto or of the assignments contained herein (except as otherwise consented to in accordance with Section 8.1) and that all consents required by the terms hereof in connection with the execution of such document or the making of such election have been obtained. The Indenture Trustee shall be fully protected in relying on such opinion.

                                    SECTION 9

                                  MISCELLANEOUS

                 Section 9.1 Surrender, Defeasance and Release.

                  (a) Surrender and Cancellation of Indenture. This Indenture shall be surrendered and canceled and the trusts created hereby shall terminate and this Indenture shall be of no further force or effect upon satisfaction of the conditions set forth in the proviso to the Granting Clause hereof. Upon any such surrender, cancellation and termination, the Indenture Trustee shall pay all moneys or other properties or proceeds constituting part of the Indenture Estate (the distribution of which is not otherwise provided for herein) to the Owner Trust, and the Indenture Trustee shall, upon request and at the cost and expense of the Owner Trust, execute and deliver proper instruments acknowledging such cancellation and termination and evidencing the release of the security, rights and interests created hereby. If this Indenture is terminated pursuant to this Section 9.1(a), the Indenture Trustee shall promptly notify the Lessee and the Owner Participant of such termination.

                  (b) Defeasance of Notes. Any Note shall, prior to the maturity or Redemption Date thereof, be deemed to have been paid within the meaning and with the effect expressed in this Section 9.1 if (i) there shall have been deposited with the Indenture Trustee either moneys in an amount which shall be sufficient, or U.S. Government Obligations, the principal of and the interest on which when due, and without any reinvestment thereof, will provide moneys in an amount which shall be sufficient, together with the moneys, if any, deposited with or held by the Indenture Trustee at the same time (such sufficiency to be established by the delivery to the Indenture Trustee of a certificate of an independent public accountant), to pay when due the principal of and premium, if any, and interest due and to become due on said Note on and prior to the Redemption Date or maturity date thereof, as the case may be, and (ii) in the event said Note does not mature or is not to be redeemed within the next 45 days, the Indenture Trustee shall have been given irrevocable instructions to give, as soon as practicable, a notice to the registered holder of such Note that the deposit required by subclause (i) above has been made with the Indenture Trustee and that said Note is deemed to have been paid in accordance with this Section 9.1(b) and stating such maturity or Redemption Date upon which moneys are to be available for the payment of the principal of and premium, if any, and interest on said Note. Neither the U.S. Government Obligations nor moneys deposited with the Indenture Trustee pursuant to this Section 9.1(b) or principal or interest payments on any such U.S. Government Obligations shall be withdrawn or used for any purpose other than, and shall be held in trust for the payment of the principal of and premium, if any, and interest on said Note; provided, however, that any cash received from such principal or interest payments on such U.S. Government Obligations deposited with the Indenture Trustee shall be reinvested in accordance with Section 3.4 in U.S. Government Obligations. At such time as any Note shall be deemed paid as aforesaid, it shall no longer be secured by or entitled to the benefits of the portions of the Indenture Estate or this Indenture, except that (i) such Note shall be entitled to the benefits of the portions of the Indenture Estate described in Granting Clauses (4) and (7), to the extent such portions relate to such moneys or U.S. Government Obligations deposited with the Indenture Trustee, (ii) the provisions of Sections 2.8 and 2.9 shall continue to apply to such

Note and (iii) the duties and immunities of the Indenture Trustee hereunder shall continue with respect to such Note. Notwithstanding the foregoing, the Owner Trust shall not make or cause to be made the deposit of moneys or property provided for by this Section 9.1(b) unless it shall have delivered to the Indenture Trustee an opinion or opinions of counsel reasonably satisfactory to the Indenture Trustee to the effect that the deposit of such moneys or U.S. Government Obligations by the Owner Trust or other defeasance of the Lessor Notes will not cause a Tax Event.

                  (c) Release.

                  (i) Whenever a Component is replaced pursuant to the Lease, the Owner Trust's interest in such Component shall automatically and without further act of any Person be released from the Lien of the Indenture and the Indenture Trustee shall, upon request of the Owner Trust or the Lessee, execute and deliver to, and as directed in writing by, the Lessee or the Owner Trust an appropriate instrument (in due form for recording) releasing the Owner Trust's interest in the replaced Component from the Lien of the Indenture.

                  (ii) Whenever the Lessee is entitled to acquire or have transferred to it the Undivided Interest pursuant to the express terms of the Lease, the Indenture Trustee shall release the Indenture Estate from the Lien of the Indenture and execute and deliver to, or as directed in writing by, the Lessee or the Owner Trust an appropriate instrument (in due form for recording) releasing the Indenture Estate from the Lien of the Indenture; provided that all sums secured by this Indenture have been paid to the Persons entitled to such sums.

                  Section 9.2 Conveyances Pursuant to Section 5.2 of Site Lease. Sales, grants of leases or easements and conveyances of portions of the Facility Site, rights of way, easements or leasehold interest made by the Lessee in accordance with Section 5.2 of the Site Lease and any such property right so sold, leased or otherwise conveyed shall automatically, without further act of any Person, be released from this Indenture.

                  Section 9.3 Appointment of the Indenture Trustee as Attorney; Further Assurances. The Owner Trust hereby appoints the Indenture Trustee the true and lawful attorney of the Owner Trust irrevocably with full power as long as the Indenture is in effect (in the name of the Owner Trust or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Assigned Documents (except to the extent that such moneys and claims constitute Excepted Payments), to endorse any checks or other instruments or orders in connection therewith, to make all such demands and to give all such notices as are permitted by the terms of the Lease to be made or given by the Owner Trust upon the occurrence and continuance of a Lease Material Default or a Lease Event of Default, to enforce compliance by the Lessee with all terms and provisions of the Lease (except as otherwise provided in Sections 4.3 and 5.6), and to file any claims or take any action or institute any proceedings which the Indenture Trustee may request in the premises.

                  Section 9.4 Indenture for Benefit of Certain Persons Only. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the parties hereto, the Owner Participant, the Lessee (with respect to Sections 2.2, 2.3, 2.4, 2.10, 2.12, 3.1, 3.2, 3.3, 5.4, 5.8, 7.1, 8.1, 9.4, 9.12, and 9.14)
and the Noteholders (and any successor or assign of any thereof) any legal or equitable right, remedy or claim under or in respect to this Indenture, and this Indenture shall be for the sole and exclusive benefit of the parties hereto, the Owner Participant, the Lessee (as provided in Sections 2.2, 2.3, 2.4, 2.10, 2.12, 3.1, 3.2, 3.3, 5.4, 5.8, 7.1, 8.1, 9.4, 9.12, and 9.14) and the
Noteholders of the Notes.

                  Section 9.5 Notices, Furnishing Documents, etc. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses
(a) and (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other party:

                  If to the Owner Trust:

                  Kintigh Facility Trust A-1
                  c/o Wilmington Trust Company, as Trustee
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE  19890-0001

                  Telephone No.:  (302) 651-1000
                  Facsimile No.:  (302) 651-8882
                  Attention:  Corporate Trust Administration

                  with a copy to the Owner Participant:

                  As set forth on Schedule 16.5 of the Participation Agreement.

                  If to the Indenture Trustee:

                  Bankers Trust Company
                  Mailbox # MS5041
                  4 Albany Street, 4th Floor
                  New York, NY  10006

                  Telephone No.:  (212) 250-8869
                  Facsimile No.:  (212) 250-6725
                  Attention:  Richard L. Buckwalter, Assistant Vice President


                  If to AEE:

                  1001 North 19th Street, 20th Floor
                  Arlington, VA  22209

                  Telephone No.:  (703) 522-1315
                  Facsimile No.:  (703) 528-4510
                  Attention:  Project Manager

                  Section 9.6 Severability. Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 9.7 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered on behalf of the Owner Trust by the Trustee, not individually or personally but solely as trustee of the Owner Trust under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trust is made and intended not as personal representations, undertakings and agreements by the Trustee, but is made and intended for the purpose for binding only the Owner Trust, (c) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Owner Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trust under this Indenture.

                  Section 9.8 Written Changes Only. Subject to Sections 8.1 and 8.2, no term or provision of this Indenture or any Note may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

                  Section 9.9 Counterparts. This Indenture may be executed in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  Section 9.10 Successors and Permitted Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns and each Noteholder. Any request, notice, direction, consent, waiver or other instrument or action by any Noteholder shall bind the successor and assigns thereof.

                  Section 9.11 Headings and Table of Contents. The headings of the sections of this Indenture and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

                  Section 9.12 Governing Law. This Indenture and the Notes shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions thereof, other than New York General Obligations Law Section 5-1401).

                  Section 9.13 Reorganization Proceedings with Respect to the Trust Estate. If (a) the Trust Estate becomes a debtor subject to the reorganization provisions of Title 11 of the United States Code, or any successor provisions, (b) pursuant to such reorganization provisions the Owner Participant is required by reason of the Owner Participant's being held to have recourse liability that it would not otherwise have had under Section 2.5 to the debtor or the trustee of the debtor, directly or indirectly, to make payment on account of any amount payable as principal or interest on the Notes and (c) any Noteholder or the Indenture Trustee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by the Owner Participant on account of clause (b) above, then such Noteholder or the Indenture Trustee, as the case may be, shall promptly refund such Excess Amount, without interest, to the Owner Participant after receipt by such Noteholder or the Indenture Trustee, as the case may be, of a written request for such refund by the Owner Participant (which request shall specify the amount of such Excess Amount and shall set forth in detail the calculation thereof). For purposes of this Section 9.13, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by such holder and the Indenture Trustee in respect of such principal or interest if the Owner Participant had not become subject to the recourse liability referred to in clause (b) above. Nothing contained in this Section 9.13 shall prevent the Indenture Trustee or any Noteholder from enforcing any personal recourse obligations (and retaining the proceeds thereof) of the Owner Participant under the Participation Agreement.

                  The Noteholders and the Indenture Trustee agree that should the Trust Estate become a debtor subject to the reorganization provisions of the Bankruptcy Code, they shall upon the request of the Owner Participant, and provided that the making of the election hereinafter referred to is permitted to be made by them under Applicable Law and will not have any adverse impact on any Noteholder, the Indenture Trustee or the Indenture Estate other than as contemplated by the preceding paragraph, make the election referred to in Section 1111(b)(1)(A)(i) of Title 11 of the Bankruptcy Code or any successor provision if, in the absence of such election, the Noteholders would have recourse against the Owner Participant for the payment of the indebtedness represented by the Notes in circumstance in which such Noteholders would not have recourse under this Indenture if the Trust Estate had not become a debtor under the Bankruptcy Code.

                  Section 9.14 Withholding Taxes; Information Reporting. The Indenture Trustee shall exclude and withhold from each distribution of principal, premium, if any, and interest and other amounts due hereunder or under the Lessor Notes any and all withholding taxes applicable thereto as required by law. The Indenture Trustee agrees (a) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Lessor Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Noteholders,
(b) that it will file any necessary withholding tax returns or statements when due, and (c) that, as promptly as possible after the payment thereof, it will deliver to each Noteholder appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Noteholders may reasonably request from time to time. The Indenture Trustee agrees to file any other information as it may be required to file under United States law.

                  (Remainder of Page Intentionally Left Blank)

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed on the date and year first above written.

                  KINTIGH FACILITY TRUST A-1,
                  as Owner Trust

                  By:   WILMINGTON TRUST COMPANY,
                        not in its individual capacity but
                        solely as Trustee


                  By:
                        -----------------------------------
                        Name:
                        Title:
                        Date:

                  BANKERS TRUST COMPANY,
                          not in its individual capacity but
                           solely as Indenture Trustee

                  By:
                        -----------------------------------
                        Name:
                        Title:

STATE OF NEW YORK )
                  )  ss.:
COUNTY OF NEW YORK)

                  The foregoing instrument was acknowledged before me this 14th day of May, 1999, by ____________, ______________, to be the free act and deed of WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Trustee.


                                     _______________________________
                                     Notary Public
                                     My Commission Expires__________

STATE OF NEW YORK )
                  )  ss.:
COUNTY OF NEW YORK)

                  The foregoing instrument was acknowledged before me this 14th day of May, 1999, by ____________________, ________________, to be the free act and deed of Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee.




                                       Notary Public
                                       My Commission Expires

                                                                         Annex 1
                                                                              to
                                                                       Indenture



                                   DEFINITIONS
                                   [Attached]

                                                                       EXHIBIT A
                                                                              to
                                                                       Indenture



                           DESCRIPTION OF THE FACILITY

                                                                       EXHIBIT B
                                                                              to
                                                                       Indenture

                        DESCRIPTION OF THE FACILITY SITE

                                                                       EXHIBIT C
                                                                              to
                                                                       Indenture

                            FORM OF 2017 LESSOR NOTE
                                    (Kintigh)

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT.

                  NONRECOURSE PROMISSORY NOTE NO. __, DUE IN A SERIES OF INSTALLMENTS OF PRINCIPAL WITH FINAL PAYMENT DATE OF JANUARY 2, 2017.

                  Issued at:  New York, New York

                  Issue Date: May  14, 1999

                  KINTIGH FACILITY TRUST A-1, a Delaware business trust (herein called the "Owner Trust," which term includes any successor person under the Indenture hereinafter referred to), hereby promises to pay to BANKERS TRUST COMPANY, in its capacity as trustee of the Series 1999-A Pass Through Trust, or its registered assigns, the principal sum of Forty One Million Three Hundred Eighty Two Thousand Seven Hundred Ninety and 13/100 Dollars ($41,382,790.13), which is due and payable in installments of principal with a final payment date of January 2, 2017, as provided below, together with interest at the rate of nine percent (9.00%) per annum on the principal remaining unpaid from time to time.

                  Interest on the outstanding principal amount under this Note (computed on the basis of a 360-day year of twelve 30-day months) shall be due and payable in arrears at the rate specified above, commencing on January 2, 2000, and semi-annually on each January 2 and July 2 thereafter until the principal of this Note is paid in full. The principal of this Note shall be due and payable in installments on the respective dates and in the respective amounts set forth in Schedule 1 attached hereto in the column headed "Scheduled Principal Amount Payable", provided, that the last installment of principal shall be equal to the then unpaid balance of the principal of this Note.

                  Capitalized terms used in this Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture of Trust and Security Agreement (Kintigh A-1), dated as of May 1, 1999 (the "Indenture"), between the Owner Trust and Bankers Trust Company, as grantee (the "Indenture Trustee").

                  Interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue principal and premium, if any, and, to the extent permitted by Applicable Law, on overdue interest shall be paid on demand at the Overdue Rate.

                  In the event any date on which a payment is due under this
Note is not a Business Day, then payment thereof shall be made on the next succeeding Business Day with the same effect as if made on the date on which such payment was due.

                  Except as otherwise specifically provided in the Indenture and in the Participation Agreement, all payments of principal, premium, if any, and interest to be made by the Indenture Trustee hereunder and under the Indenture shall be made only from the Indenture Estate, and the Owner Trust shall have no obligation for the payment thereof except to the extent that there shall be sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 of the Indenture; and the Owner Participant shall not have any obligation for payments in respect of this Note or under the Indenture. The holder hereof, by its acceptance of this Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof, as herein provided, and that, except as expressly provided in the Indenture or the Participation Agreement, none of the Owner Participant, the Owner Trust, the Lease Indenture Company or the Indenture Trustee is or shall be personally liable to the holder for any amounts payable under this Note or under the Indenture, or for any performance to be rendered under the Indenture or any Assigned Document or for any liability under the Indenture or any Assigned Document.

                  The principal of and premium, if any, and interest on this Note shall be paid by the Indenture Trustee, without any presentment or surrender of this Note, except that, in the case of the final payment in respect of this Note, this Note shall be surrendered to the Indenture Trustee, by mailing a check for the amount then due and payable, in New York Clearing House funds, to the Noteholder, at the last address of the Noteholder appearing on the Note Register, or by whichever of the following methods has been specified by notice from the Noteholder to the Indenture Trustee: (a) by crediting the amount to be distributed to the Noteholder to an account maintained by the Noteholder with the Indenture Trustee, (b) by making such payment to the Noteholder in immediately available funds at the Indenture Trustee Office, or (c) by transferring such amount in immediately available funds for the account of the Noteholder to a banking institution having bank wire transfer facilities as shall be specified by the Noteholder, such transfer to be subject to telephonic confirmation of payment. All payments due with respect to this Note shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be distributed by the Indenture Trustee are actually received by the Indenture Trustee if such amounts are received by 2:00 p.m., New York City time, on a Business Day or (ii) on the next succeeding Business Day if received after such time or on any day other than a Business Day. Prior to due presentment for registration of transfer of this Note, the Owner Trust and the Indenture Trustee may deem and treat the Person in whose name this Note is registered on the Note Register as the absolute owner and holder of this Note for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Owner Trust nor the Indenture Trustee shall be affected by any notice to the contrary. All payments made on this Note in accordance with the provisions of this paragraph shall be valid and effective to satisfy and discharge the liability on this Note to the extent of the sums so paid and neither the Indenture Trustee nor the Owner Trust shall have any liability in respect of such payment.

                  The holder hereof, by its acceptance of this Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 2.7 of the Indenture, which provides that each payment on the Note shall be applied as follows: first, to the payment of accrued interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on this Note to the date of such payment; second, to the payment of the principal amount of, and premium, if any, on this Note then due (including any overdue installments of principal) thereunder; and third, to the extent permitted by Section 2.10 of the Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on this Note.

                  This Note is the Note referred to in the Indenture as the "2017 Lessor Note" and is being issued simultaneously with the "2029 Lessor Note". The Indenture also permits the issuance of additional notes ("Additional Lessor Notes"), as provided in Section 2.12 of the Indenture, and the several Notes may be for varying principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trust included in the Indenture Estate are pledged or mortgaged to Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Note and all other Notes issued and outstanding from time to time under the Indenture.

                  Reference is hereby made to the Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Note and of the rights of, and the nature and extent of the security for, the holders of the other Notes and of certain rights of the Owner Trust and the Owner Participant, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the holder hereof agrees by its acceptance of this Note.

                  This Note is subject to redemption, in whole or in part as contemplated by the Indenture, as follows: (i) in the case of redemptions under the circumstances set forth in Section 2.10(a) of the Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, (ii) in the case of redemptions under the circumstances set forth in Section 2.10(d)(i) of the Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Premium, if any, and (iii) in the case of redemptions under the circumstances set forth in Section 2.10(d)(ii) of the Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Modified Make-Whole Premium, if any; provided, however, that no such redemption shall be made until notice thereof is given by the Indenture Trustee to the holder hereof as provided in the Indenture.

                  In case either (i) a Regulatory Event of Loss under the Lease shall occur or (ii) a termination of the Lease pursuant to Section 13.1 or 13.2 of the Lease, where in connection with such termination the Lessee in each case acquires the Undivided Interest pursuant to an assumption agreement, the obligations of the Owner Trust under this Note may, subject to the conditions set forth in Section 2.10(b) of the Indenture, be assumed in whole by the Lessee in which case the Owner Trust shall be released and discharged from all such obligations. In connection with such an assumption, the holder of this Note may be required to exchange this Note for a new Note indicating that the Lessee is the issuer thereof.

                  In case a Lease Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued interest and premium, if any, thereon may, subject to certain rights of the Owner Trust and the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

                  There shall be maintained at the Indenture Trustee Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this Note is registrable, as provided in the Indenture, upon surrender of this Note for registration of transfer duly endorsed or accompanied by a written instrument of transfer duly executed by or on behalf of the registered holder hereof, together with the amount of any applicable transfer taxes.

                  This Note shall be governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, the Owner Trust has caused this Note to be duly executed as of the date hereof.



                  KINTIGH FACILITY TRUST A-1,
                  as Owner Trust

                  By:  WILMINGTON TRUST COMPANY,
                        not in its individual capacity
                        but solely as Trustee

                  By:____________________
                        Name:
                        Title:

                  This is one of the Notes referred to in the within-mentioned Indenture.





                  BANKERS TRUST COMPANY,
                  not in its individual capacity but solely as the Indenture Trustee



                  By:
                      ------------------------------
                  Name:
                  Title:

                         SCHEDULE 1 TO 2017 LESSOR NOTE
                   Schedule of Principal and Interest Payments

                        (% of original principal amount)


                        Scheduled Principal       Scheduled            Principal Amount
Payment Date            Amount Payable            Interest Payable     Paid                 Interest Paid
------------            -------------------       ----------------     ----------------     -------------

---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

                             FORM OF TRANSFER NOTICE

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto



                                      -------------------------

                                      -------------------------

                                      -------------------------

                                      (Please print or typewrite name and
                                      address including zip code of assignee)

                                      -------------------------
                                      Insert Taxpayer Identification No.



the within Note and all rights thereunder, hereby irrevocably constituting and appointing Bankers Trust Company its attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.



Date:
      -------------------

-------------------------
(Signature of Transferor)




NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

                                                                       EXHIBIT D
                                                                              to
                                                                       Indenture


                            FORM OF 2029 LESSOR NOTE
                                    (Kintigh)

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT.

                  NONRECOURSE PROMISSORY NOTE NO. __, DUE IN A SERIES OF INSTALLMENTS OF PRINCIPAL WITH FINAL PAYMENT DATE OF JANUARY 2, 2029.

                  Issued at:  New York, New York
                  Issue Date: May 14, 1999

                  KINTIGH FACILITY TRUST A-1, a Delaware business trust (herein called the "Owner Trust," which term includes any successor person under the Indenture hereinafter referred to), hereby promises to pay to BANKERS TRUST COMPANY, in its capacity as trustee of the Series 1999-B Pass Through Trust, or its registered assigns, the principal sum of Fifty Two Million Three Hundred Twenty Seven Thousand Eight Hundred Seven and 90/100 Dollars ($52,327,807.90), which is due and payable in a series of installments of principal with a final payment date of January 2, 2029, as provided below, together with interest at the rate of nine and 67/100 percent (9.67%) per annum on the principal remaining unpaid from time to time.

                  Interest on the outstanding principal amount under this Note (computed on the basis of a 360-day year of twelve 30-day months) shall be due and payable in arrears at the rate specified above, commencing on January 2, 2000, and semi-annually on each January 2 and July 2 thereafter until the principal of this Note is paid in full. The principal of this Note shall be due and payable in installments on the respective dates and in the respective amounts set forth in Schedule 1 attached in the column headed "Scheduled Principal Amount Payable", provided, that the final installment of principal shall be equal to the then unpaid balance of the principal of this Note.

                  Capitalized terms used in this Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture of Trust and Security Agreement (Kintigh A-1), dated as of May 1, 1999 (the "Indenture"), between the Owner Trust and Bankers Trust Company, as grantee (the "Indenture Trustee").

                  Interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue principal and premium, if any, and (to the extent permitted by Applicable Law), on overdue interest shall be paid, on demand at the Overdue Rate.

                  In the event any date on which a payment is due under this
Note is not a Business Day, then payment thereof shall be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

                  Except as otherwise specifically provided in the Indenture and in the Participation Agreement, all payments of principal, premium, if any, and interest to be made by the Indenture Trustee hereunder and under the Indenture shall be made only from the Indenture Estate, and the Owner Trust shall have no obligation for the payment thereof except to the extent that there shall be sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 of the Indenture; and the Owner Participant shall not have any obligation for payments in respect of this Note or under the Indenture. The holder hereof, by its acceptance of this Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof, as herein provided, and that, except as expressly provided in the Indenture or the Participation Agreement, none of the Owner Participant, the Owner Trust, the Lease Indenture Company or the Indenture Trustee is or shall be personally liable to the holder hereof for any amounts payable under this Note or under the Indenture, or for any performance to be rendered under the Indenture or any Assigned Document or for any liability under the Indenture or any Assigned Document.

                  The principal of and premium, if any, and interest on this Note shall be paid by the Indenture Trustee, without any presentment or surrender of this Note, except that, in the case of the final payment in respect of this Note, this Note shall be surrendered to the Indenture Trustee, by mailing a check for the amount then due and payable, in New York Clearing House funds, to the Noteholder, at the last address of the Noteholder appearing on the Note Register, or by whichever of the following methods has been specified by notice from the Noteholder to the Indenture Trustee: (a) by crediting the amount to be distributed to the Noteholder to an account maintained by the Noteholder with the Indenture Trustee, (b) by making such payment to the Noteholder in immediately available funds at the Indenture Trustee Office, or (c) by transferring such amount in immediately available funds for the account of the Noteholder to a banking institution having bank wire transfer facilities as shall be specified by the Noteholder, such transfer to be subject to telephonic confirmation of payment. All payments due with respect to this Note shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be distributed by the Indenture Trustee are actually received by the Indenture Trustee if such amounts are received by 2:00 p.m., New York City time, on a Business Day or (ii) on the next succeeding Business Day if received after such time or if received on any day other than a Business Day. Prior to due presentment for registration of transfer of this Note, the Owner Trust and the Indenture Trustee may deem and treat the Person in whose name this Note is registered on the Note Register as the absolute owner and holder of this Note for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Owner Trust nor the Indenture Trustee shall be affected by any notice to the contrary. All payments made on this Note in accordance with the provisions of this paragraph shall be valid and effective to satisfy and discharge the liability on this Note to the extent of the sums so paid and neither the Indenture Trustee nor the Owner Trust shall have any liability in respect of such payment.

                  The holder hereof, by its acceptance of this Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 2.7 of the Indenture, which provides that each payment on the Note shall be applied as follows: first, to the payment of accrued interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on this Note to the date of such payment; second, to the payment of the principal amount of, and premium, if any, on this Note then due (including any overdue installments of principal) thereunder; and third, to the extent permitted by Section 2.10 of the Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on this Note.

                  This Note is the Note referred to in the Indenture as the "2029 Lessor Note" and is being issued simultaneously with the 2017 Lessor Note. The Indenture also permits the issuance of additional notes ("Additional Lessor Notes"), as provided in Section 2.12 of the Indenture, and the several Notes may be for varying principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trust included in the Indenture Estate are pledged or mortgaged to Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Note and all other Notes issued and outstanding from time to time under the Indenture.

                  Reference is hereby made to the Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Note and of the rights of, and the nature and extent of the security for, the holders of the other Notes and of certain rights of the Owner Trust and the Owner Participant, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the holder hereof agrees by its acceptance of this Note.

                  This Note is subject to redemption, in whole or in part as contemplated by the Indenture, as follows: (i) in the case of redemptions under the circumstances set forth in Section 2.10(a) of the Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, (ii) in the case of redemptions under the circumstances set forth in Section 2.10(d)(i) of the Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Premium, if any, and (iii) in the case of redemptions under the circumstances set forth in Section 2.10(d)(ii) of the Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Modified Make-Whole Premium, if any; provided, however, that no such redemption shall be made until notice thereof is given by the Indenture Trustee to the holder hereof as provided in the Indenture.

                  In case either (i) a Regulatory Event of Loss under the Lease shall occur or (ii) a termination of the Lease pursuant to Section 13.1 or 13.2 of the Lease, where in connection with such termination the Lessee in each case acquires the Undivided Interest pursuant to an assumption agreement, the obligations of the Owner Trust under this Note may, subject to the conditions set forth in Section 2.10(b) of the Indenture, be assumed in whole by the Lessee in which case the Owner Trust shall be released and discharged from all such obligations. In connection with such an assumption, the holder of this Note may be required to exchange this Note for a new Note indicating that the Lessee is the issuer thereof.

                  In case a Lease Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued interest and premium, if any, thereon may, subject to certain rights of the Owner Trust and the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

                  There shall be maintained at the Indenture Trustee Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this Note is registrable, as provided in the Indenture, upon surrender of this Note for registration of transfer duly endorsed or accompanied by a written instrument of transfer duly executed by or on behalf of the registered holder hereof, together with the amount of any applicable transfer taxes.

                  This Note shall be governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, the Owner Trust has caused this Note to be duly executed as of the date hereof.


                  KINTIGH FACILITY TRUST A-1,
                  as Owner Trust

                  By:  WILMINGTON TRUST COMPANY,
                        not in its individual capacity
                        but solely as Trustee

                  By:____________________
                      Name:
                      Title:

This is one of the Notes referred to in the within-mentioned Indenture.


                  BANKERS TRUST COMPANY, not in its
                  individual capacity but solely as the
                  Indenture Trustee


                  By:____________________
                      Name:
                      Title:

                         SCHEDULE 1 TO 2029 LESSOR NOTE
                   Schedule of Principal and Interest Payments

                        (% of original principal amount)


                              Scheduled              Scheduled           Principal
                              Principal              Interest             Amount
Payment Date               Amount Payable              Payable              Paid            Interest Paid
------------            -------------------       ----------------     ----------------     -------------

---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

                             FORM OF TRANSFER NOTICE

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto



                                -------------------------

                                -------------------------

                                -------------------------

                                (Please print or typewrite name and
                                address including zip code of assignee)

                                -------------------------
                                Insert Taxpayer Identification No.



the within Note and all rights thereunder, hereby irrevocably constituting and appointing Bankers Trust Company its attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.



Date:
     --------------------

-------------------------
(Signature of Transferor)




NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.